October 30, 1998


                        PIONEER VARIABLE CONTRACTS TRUST
                            Supplement to Prospectus
                                Dated May 1, 1998


Effective October 30, 1998, Pioneer Variable Contracts Trust offers two additional Portfolios. The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each section so supplemented.


Front Cover of the Prospectus

The following is added to the listing of Portfolios in the left-hand column:

Emerging Markets Portfolio seeks long-term growth of capital. The Portfolio invests primarily in securities of issuers that are domiciled or primarily doing business in countries with emerging economies or securities markets.

Europe Portfolio seeks long-term growth of capital. The Portfolio invests in a diversified portfolio consisting primarily of securities of European companies.

I.       HIGHLIGHTS
         PIONEER VARIABLE CONTRACTS TRUST

The number "12" is substituted for the word "ten" in the first sentence listing the number of portfolios.

Choosing a Portfolio

The following is inserted into the listing of Portfolio descriptions. The description of Emerging Markets is at the top of the list (i.e., the most aggressive portfolio); and the description of Europe follows that of International Growth (i.e., the third most aggressive):

Portfolio                           Strategic Focus

Emerging Markets seeks long-term growth of capital by investing primarily in securities of issuers that are domiciled or primarily doing business in countries with emerging economies or securities markets.

Europe seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of securities of European companies.

II.      HOW THE FUND WORKS

Investment Objectives and Policies

The number "12" is substituted for the word "ten" in the first sentence listing the number of portfolios. The following description of Emerging Markets Portfolio is inserted as the first portfolio description and that of Europe Portfolio is inserted as the third description.

Emerging Markets Portfolio seeks long-term growth of capital. The Portfolio pursues this objective by investing primarily in securities of issuers that are domiciled or primarily doing business in countries with emerging economies or securities markets. See "Risks of International Investments" in the prospectus and "Risks of Emerging Market Investments" below. Any current income generated from these securities is incidental to the investment objective of the Portfolio.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in securities of issuers that are domiciled or primarily doing business in emerging countries, related depositary receipts and securities of these countries' governmental issuers. For purposes of the Portfolio's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneering Management Corporation ("Pioneer") to be developed.

An issuer is considered by Pioneer to be domiciled in an emerging country if it is organized under the laws of, or has a principal office in, such country. An issuer is considered by Pioneer to be primarily doing business in an emerging country if that issuer derives at least 50% of its gross revenues or profits from either (i) goods or services produced in emerging countries or (ii) sales made in emerging countries.

Under normal circumstances, the Portfolio maintains investments in at least six emerging countries. Except for temporary defensive purposes, the Portfolio will not invest 25% or more of its net assets in securities of issuers in any one country, emerging or developed. From time to time, the Portfolio may invest more than 25% of its net assets in investments in a particular region.

The Portfolio may invest up to 35% of its total assets in equity and debt securities of issuers that are domiciled or primarily doing business in any developed country, other than the U.S., and of such countries' government issuers and in short-term investments. See the Appendix for more information on these types of investments.

Although the Portfolio may invest in both equity and debt securities, Pioneer expects that equity and equity-related securities will ordinarily offer the greatest potential for long-term growth of capital and will constitute the majority of the Portfolio's assets. The equity and equity-related securities of companies in which the Portfolio invests consist of common stock and securities with common stock characteristics, such as preferred stock, equity interests in unincorporated entities, warrants, stock purchase rights or debt securities convertible into common stock, and depositary receipts for these securities.

Debt securities in which the Portfolio invests may be of any credit quality or maturity. Many of the debt securities of emerging market issuers are of poor credit quality and may be in default. However, the Portfolio will not invest more than 10% of its total assets in debt securities rated below investment grade or unrated securities of comparable quality. See "Risks of Medium and Lower Rated Debt Securities." The value of debt securities, particularly those with longer maturities, can generally be expected to rise as interest rates decline and to fall as interest rates rise. Movements in currency exchange rates may offset or amplify such fluctuations, as measured in U.S. dollars.

In selecting securities for investment by the Portfolio, Pioneer assesses both the relative attractiveness of investment in specific countries and also the market for specific issuers. Pioneer considers a market's internal conditions, including political stability, financial practices, market practices, economic growth prospects, levels of interest rates and inflation, general market valuations and potential changes in currency relationships when evaluating potential investments. Based on the relative return and risk among countries, a target weighting is set for the allocation of the Portfolio's assets among emerging countries. As a parallel process, Pioneer performs a fundamental analysis of each issuer being considered for investment by the Portfolio. In performing this analysis, Pioneer considers a variety of factors, including financial condition, growth prospects, asset valuation, management expertise, existing or potential dividend payments, stock liquidity and the market valuation of the company. The specific size of the Portfolio's investment in any one issuer is determined by the relationship of the relative return and risk among individual investments and the target weighting of that market. Because current income is not the Portfolio's investment objective, the Portfolio will not restrict its investments to securities of issuers with a record of timely dividend payments.

Other Investment Practices. Refer to the Appendix for information about the Portfolio's possible use of forward foreign currency exchange contracts, options and futures, repurchase agreements, illiquid investments, restricted securities, and its ability to lend securities.

Europe Portfolio seeks long-term growth of capital. The Portfolio seeks this objective by investing in a diversified portfolio consisting primarily of securities of companies (a) that are organized under the laws of a European country and have a principal office in a European country or (b) that derive 50% or more of their total revenues from business in Europe or (c) the equity securities of which are traded principally on a stock exchange in Europe; and in depositary receipts for such securities (collectively, "European Securities"). See "Risks of International Investments" in the Prospectus.

Normally, at least 80% of the Portfolio's assets are invested in European Securities consisting of common stock and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock and depositary receipts for such securities. The Portfolio will not invest more than 5% of its net assets in convertible debt securities rated at the time of purchase by a national ratings agency below investment grade, i.e., BBB or better by Moody's Investors Service or Baa by Standard & Poor's Ratings Group. See "Risks of Medium and Lower Rated Debt Securities" in the Prospectus.

The Portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may invest up to 10% of its net assets in securities of countries with principal executive offices located in Eastern European countries and which trade on recognized European exchanges.

Other Investment Practices. Refer to the Appendix for information about the Portfolio's possible use of forward foreign currency contracts, options and futures, repurchase agreements, illiquid investments, restricted securities, and its ability to lend securities.

The following replaces the first sentence of the third paragraph of the Balanced Portfolio description:

Consistent with its investment objectives, the Portfolio may invest up to 25% of its total assets in non-U.S. securities and related forward foreign currency exchange contracts.

III.  RISK CONSIDERATIONS

Risks of International Investments

The first sentence is replaced by the following:

The information contained in these paragraphs is of particular importance to Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio and Swiss Franc Bond Portfolio; however, Capital Growth, Growth Shares, Balanced, Real Estate Growth and Growth and Income Portfolios may also make non-U.S. investments.

The last paragraph is deleted, and the following section inserted:

Risks of Emerging Market Investments

The information contained in these paragraphs is of particular importance to Emerging Markets and International Growth Portfolios; however, Europe Portfolio may invest up to 10% of its net assets in securities of issuers from Eastern European countries certain of which may be considered emerging markets.

Investments in emerging markets are subject to risks in addition those described in "Risks of International Investments." The political and economic structures in many emerging countries may experience significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to a Portfolio of additional investments in such countries. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain. The small size and limited history of the securities markets in certain of such countries and the limited volume of trading in securities in those countries makes a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets, such as the U.S., Japan and most Western European countries.

Economies in individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

In addition, the value of securities denominated or quoted in international currencies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are denominated or quoted. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Foreign Currencies

The first sentence is replaced by the following:

The value of Emerging Markets, International Growth, Europe and Swiss Franc Bond Portfolios' non-U.S. investments, and the value of dividends and interest earned by these Portfolios, may be significantly affected by changes in currency exchange rates.

Currency Management

The first paragraph and the first sentence of the second paragraph are replaced by the following:

The relative performance of non-U.S. currencies can be an important factor in the performance of Swiss Franc Bond, Emerging Markets, International Growth and Europe Portfolios, each of which invests the predominant portion of its assets outside the United States. The performance of Capital Growth, Growth Shares, Balanced, Real Estate Growth and Growth and Income Portfolios may also be affected by the relative performance of foreign currencies, but to a lesser extent. Pioneer may manage Emerging Markets, International Growth, Europe,
Capital Growth, Growth Shares, Real Estate Growth, Growth and Income and Balanced Portfolio's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies can provide for U.S. investors.

To manage exposure to currency fluctuations, Emerging Markets, International Growth, Europe, Capital Growth, Growth Shares, Growth and Income and Balanced Portfolios may enter into forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date at a specified rate) and buy and sell options and futures contracts relating to foreign currencies. The Portfolios will use forward foreign currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities quoted or denominated in foreign currencies. Other currency management strategies allow the Portfolios to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar.

Subject to compliance with tax requirements, there is no overall limitation on the amount of Emerging Markets, International Growth and Europe Portfolios' assets that may be committed to currency management strategies. Capital Growth, Growth Shares, Growth and Income and Balanced Portfolio may engage in currency management strategies only to the extent that they invest in non-U.S. securities. Because Real Estate Growth Portfolio may only invest up to 10% of its net assets in non-US. securities, it does not actively seek to manage exposure to currency fluctuations.

Risks of Medium and Lower Rated Debt Securities

The first sentence of the second paragraph is replaced by the following, inserting the two new Portfolios in the discussion:

Emerging Markets may invest up to 10% of its net assets in debt securities rated below investment grade or unrated securities of comparable quality. Equity Income may invest up to 10% and Europe, Growth Shares, Real Estate Growth and Growth and Income Portfolios may invest up to 5% of their net assets in lower rated debt securities.

IV.      THE FUND AND THE PIONEER ORGANIZATION

The following is inserted as the second paragraph.

Effective October 30, 1998, the Fund continuously offers two classes of shares designated as Class I and Class II shares. This prospectus only offers Class I shares. Information with regard to Class II shares is available in a separate prospectus. The Fund's Class II shares are subject to a distribution plan, have higher operating expenses and are only available through certain variable annuity and variable life insurance contracts and qualified plans.

The following are inserted as the first and third items in the listing of Portfolio Managers as the persons responsible for day-to-day management of the Fund's portfolios.


Emerging Markets Portfolio: Mark Madden, Vice President of Pioneer. Mr. Madden joined Pioneer in 1990. He has been an investment professional since 1984.

Europe Portfolio: Patrick M. Smith, Vice President of Pioneer. Mr. Smith joined Pioneer in 1992. He has been an investment professional since 1986.

The following replaces the corresponding section in the Prospectus:

Each Portfolio, other than Swiss Franc Bond Portfolio, has an investment objective and policies similar to those of an existing Pioneer retail mutual fund. Emerging Markets Portfolio is most similar to Pioneer Emerging Markets Fund, International Growth Portfolio to Pioneer International Growth Fund, Europe Portfolio to Pioneer Europe Fund, Capital Growth Portfolio to Pioneer Capital Growth Fund, Growth Shares Portfolio to Pioneer Growth Shares, Real Estate Growth Portfolio to Pioneer Real Estate Shares, Growth and Income Portfolio to Pioneer Fund, Equity-Income Portfolio to Pioneer Equity-Income Fund, America Income Portfolio to Pioneer America Income Trust, Balanced Portfolio to Pioneer Balanced Fund and Money Market Portfolio to Pioneer Cash Reserves Fund.

V.        FUND MANAGEMENT FEES AND OTHER EXPENSES

The following are inserted as the first and third items in the listing of management fee rates:

                                                        Management fee as a
                                                     percentage of Portfolio's
                                                      average daily net assets

Emerging Markets Portfolio                                    1.15%
Europe Portfolio                                              1.00%

The following are inserted as the first and third items in the total expense limitation:

                                                    Maximum Total Operating
                                                  Expense as a Percentage of
                                                    Portfolio's average daily
                                                           net assets*
Emerging Markets Portfolio                                    1.75%
Europe Portfolio                                              1.50%

*After voluntary waivers and reimbursements. First year expenses are estimated to be less than this rate.


VI.      PERFORMANCE
The following replaces the text in the prospectus.
Each Portfolio's performance may be quoted in advertising in terms of yield and total return if accompanied by performance for your insurance company's separate account. Performance for each class of shares is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

For America  Income  Portfolio,  Swiss Franc Bond  Portfolio,  Growth and Income
Portfolio, Equity-Income Portfolio and Balanced Portfolio, yield is a way of showing the rate of income the each class of shares of a Portfolio earns on its investments as a percentage of the class's share price. To calculate yield for each class of shares, a Portfolio takes the dividend and interest income, if any, it earned from its portfolio of investments for a specified 30-day period (net of expenses), divides it by the number of shares of each class entitled to receive dividends and expresses the result as an annualized percentage rate based on the class's share price at the end of the 30-day period.

Money Market Portfolio's yield for each class of shares refers to the income generated by an investment in the Portfolio over a specified seven-day period, expressed as an annual percentage rate. The Portfolio's effective yield is calculated similarly, but assumes that the income earned from investments is reinvested in the same class of shares of the Portfolio. Money Market Portfolio's effective yield will tend to be slightly higher than its yield because of the compounding effect of this reinvestment.

Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Portfolio's yield may not equal its distribution rate, the income paid to an account or the income reported on the Portfolio's financial statements.

A Portfolio's total return for a class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio, including changes in share price (except for Money Market Portfolio) and assuming each Portfolio's dividends and capital gain distributions are reinvested in the same class of shares at net asset value. A cumulative total return reflects the performance of a class of shares for a Portfolio over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class of a Portfolio's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's actual return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gain or loss.

Yields and total returns quoted for each class of the Portfolios include the effect of deducting the Portfolio expenses attributable to the class, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased primarily through a variable contract, purchasers of such contracts should carefully review the prospectus of the selected insurance product for information on relevant charges and expenses. Excluding these charges from quotations of each class of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

VII.     DISTRIBUTIONS AND TAXES

The first sentence of the second paragraph is replaced by the following:
Each Portfolio is treated as a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Code.

The second sentence of the third paragraph is replaced by the following.

Emerging Markets, International Growth, Europe, Capital Growth, Growth Shares and Swiss Franc Bond Portfolios distribute their dividends, if any, each year.

VIII.    SHAREHOLDER INFORMATION

SHARE PRICE
The following replaces the first paragraph.
The term "net asset value" or NAV per share for each class refers to the worth of one share. A Portfolio's NAV per share of each class of shares is computed by adding the value of the Portfolio's investments, cash and other assets, deducting liabilities attributable to that class and dividing the result by the number of shares of that class outstanding. Each Portfolio is open for business each day the New York Stock Exchange (the NYSE) is open. The price of one share of each class of a Portfolio is its NAV which is normally calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

IX.       APPENDIX

Short Term Investments. The following is inserted as the second and third sentences of the first paragraph.

Emerging Markets Portfolio may invest in short-term investments of both U.S. and non U.S. issuers. Europe Portfolio may invest in short-term investments of both U.S. and European issuers as well as obligations of international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development.

Forward Currency Exchange Contracts. The following replaces the first sentence of the first paragraph.

Emerging Markets, International Growth, Europe, Swiss Franc Bond, Capital Growth, Growth Shares, Real Estate Growth, Growth and Income and Balanced
Portfolios each has the ability to hold a portion of its assets in non-U.S. currencies and purchase or sell forward currency exchange contracts to facilitate settlement of non-U.S. securities transactions or to protect against changes in currency exchange rates.

Options and Futures Contracts. The following replaces the first sentence of the first paragraph.

Options and futures contracts provide a way for Emerging Markets, International Growth, Europe, Capital Growth, Real Estate Growth, Growth Shares, Growth and Income and Swiss Franc Bond Portfolios to manage their exposure to change interest rates, security prices and currency exchange rates.

Depositary Receipts.  The following replaces the text in the prospectus.

Emerging Markets, International Growth, Europe, and to a lesser extent, Capital Growth, Real Estate Growth and Balanced Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments convertible into securities of eligible issuers.

Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs, GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are quoted in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily quoted in the same currency as the underlying securities which they represent.

Emerging Markets Portfolio may also invest in Russian Depositary Trust Certificates (RDCs). RDCs are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under the Securities Act of 1933.

For purposes of a Portfolio's investment policies, investments in ADRs, EDRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. A Portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Warrants.  The following replaces the first sentence of the paragraph.

Each  Portfolio   (with  the  exception  of  America  Income  and  Money  Market
Portfolios) may invest in warrants, which entitle the holder to buy equity securities at a specific price over a specific period of time.

When Issued Securities. The following replaces the first sentence of the paragraph.

Growth Shares and Balanced Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis. Balanced Portfolio's aggregate investments in when-issued or delayed delivery commitments and repurchase agreements may not exceed 25% of its assets.

The following section is inserted at the end of the Appendix:

Brady Bonds. Emerging Markets Portfolio may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Dollar denominated collateralized Brady Bonds are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.




PIONEER VARIABLE CONTRACTS TRUST
Emerging Markets Portfolio
Europe Portfolio
Growth Shares Portfolio
Growth and Income Portfolio
Class II Shares
Prospectus
October 30, 1998


                                           TABLE OF CONTENTS

                                              PAGE                                                 PAGE
-------------------------------------------------------------------------------------------------------
I.        HIGHLIGHTS .......................    2     V.        FUND MANAGEMENT FEES
II.       HOW THE FUND WORKS ...............    3               AND OTHER EXPENSES ...............    8
III.      RISK CONSIDERATIONS ..............    4     VI.       PERFORMANCE ......................    9
IV.       THE FUND AND THE PIONEER                    VII.      DISTRIBUTIONS AND TAXES ..........    9
          ORGANIZATION .....................    7     VIII.     SHAREHOLDER INFORMATION ..........   10
                                                      IX.       APPENDIX .........................   11

Pioneer Variable Contracts Trust (the Fund) is an open-end, management investment company primarily designed to provide investment vehicles for variable annuity and variable life insurance contracts (Variable Contracts) of various insurance companies. The Fund consists of 12 portfolios with different investment objectives (Portfolio or Portfolios).

The following Portfolios are currently available to you:

Emerging Markets Portfolio seeks long-term growth of capital. The Portfolio invests primarily in securities of issuers that are domiciled or primarily doing business in countries with emerging economies or securities markets.

Europe Portfolio seeks long-term growth of capital. The Portfolio invests in a diversified portfolio consisting primarily of securities of European companies.

Growth Shares Portfolio seeks appreciation of capital through investments in common stocks, together with preferred stocks, bonds, and debentures which are convertible into common stocks.

Growth and Income Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities.

Portfolio returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and are not guaranteed by the U.S. government. There is no assurance that a Portfolio will achieve its objective.

      Investors considering the purchase of shares of any Portfolio should read this Prospectus before investing. It is designed to provide you with information and help you decide if the goal of one or more of the Portfolios matches your own. Retain this document for future reference.

      Shares of each Portfolio may be purchased primarily by the separate accounts of insurance companies, for the purpose of funding Variable Contracts. Particular Portfolios may not be available in your state due to various insurance or other regulations. Please check with your insurance company for available Portfolios. Inclusion of a Portfolio in this Prospectus which is not available in your state is not to be considered a solicitation. This Prospectus should be read in conjunction with the separate account prospectus of the specific insurance product which accompanies this Prospectus. Shares of each Portfolio also may be purchased by certain qualified pension and retirement plans (Qualified Plans). See "Shareholder Information -- Investments in Shares of the Portfolios" for more complete information.

      A Statement of Additional Information dated October 30, 1998 as supplemented or revised from time to time for the Fund has been filed with the Securities and Exchange Commission (the SEC) and is incorporated herein by reference. This free Statement is available upon request from your insurance company. Other information about the Fund has been filed with the SEC and is available though the SEC's internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. HIGHLIGHTS PIONEER VARIABLE CONTRACTS TRUST

Pioneer Variable Contracts Trust (the Fund) is an open-end management investment company that currently consists of 12 distinct Portfolios. Shares of the Portfolios are offered primarily to holders of insurance company variable annuity and variable life insurance contracts (Variable Contracts). You may obtain certain tax benefits by purchasing a Variable Contract (refer to the prospectus of your insurance company's separate account for a discussion of the tax benefits).

Each Portfolio has its own distinct investment objective and policies. In striving to meet its objective, each Portfolio will face the challenges of changing business, economic and market conditions. Each Portfolio offers different levels of potential return and will experience different levels of risk.

No single Portfolio constitutes a complete investment plan. Each Portfolio's share price, yield and total return will fluctuate and an investment in a Portfolio may be worth more or less than your original cost when shares are redeemed.

Pioneering Management Corporation (Pioneer) is the investment adviser to each Portfolio. Each Portfolio pays a fee to its investment adviser for managing the Portfolio's investments and business affairs. For a discussion of these fees, please see "Fund Management Fees and Other Expenses."

Each Portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest in and redeem from each Portfolio. For a general discussion of how to buy and sell Portfolio shares, see "Shareholder Information" in this Prospectus.

Choosing a Portfolio

Refer to "How the Fund Works" for additional information on each Portfolio's investment objective and policies.

Portfolio              Strategic Focus
  Emerging             Seeks long-term growth of
  Markets              capital by investing primarily in
                       securities of issuers that are
                       domiciled or primarily doing
                       business in countries with
                       emerging economies or
                       securities markets.

  Europe               Seeks long-term growth of
                       capital by investing in a
                       diversified portfolio consisting
                       primarily of securities of
                       European companies.

  Growth               Invests for appreciation of
  Shares               capital through investments in
                       common stocks, together with
                       preferred stocks, bonds, and
                       debentures which are convertible
                       into common stocks.

  Growth and           Invests for reasonable income
  Income               and growth of capital by
                       investing in a broad list of
                       carefully selected, reasonably
                       priced securities.

Financial Highlights

Class II shares are a new class of shares; financial highlights are not currently available for Class II shares. Arthur Andersen LLP's report on the Fund's audited financial statements as of December 31, 1997, for Class I shares appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

II. HOW THE FUND WORKS


Investment Objectives and Policies

The Fund's Portfolios are designed to serve as investment vehicles primarily for Variable Contracts of insurance companies. The Fund currently offers 12 Portfolios with different investment objectives and policies; the four Portfolios currently available to you are described below. Each Portfolio's investment objective is fundamental and can be changed only by vote of a majority of the outstanding shares of the Portfolio. All other investment policies of each Portfolio are nonfundamental and may be changed by the Fund's Trustees without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Each Portfolio may invest up to 100% of its total assets in short-term investments for temporary defensive purposes.
A Portfolio will assume a temporary defensive posture only when economic and other factors are such that Pioneer believes there to be extraordinary risks in being substantially invested in the securities in which the Portfolio normally concentrates its investments. Refer to the Appendix for a description of short-term investments.

Emerging Markets Portfolio seeks long-term growth of capital. The Portfolio pursues this objective by investing primarily in securities of issuers that are domiciled or primarily doing business in countries with emerging economies or securities markets. See "Risks of International Investments" and "Risks of Emerging Market Investments" below. Any current income generated from these securities is incidental to the investment objective of the Portfolio.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in securities of issuers that are domiciled or primarily doing business in emerging countries, related depositary receipts and securities of these countries' governmental issuers. For purposes of the Portfolio's investments, "emerging countries" are countries with economies or securities markets that are not considered by Pioneer to be developed.

An issuer is considered by Pioneer to be domiciled in an emerging country if it is organized under the laws of, or has a principal office in, such country. An issuer is considered by Pioneer to be primarily doing business in an emerging country if that issuer derives at least 50% of its gross revenues or profits from either (i) goods or services produced in emerging countries or (ii) sales made in emerging countries.

Under normal circumstances, the Portfolio maintains investments in at least six emerging countries. Except for temporary defensive purposes, the Portfolio will not invest 25% or more of its net assets in securities of issuers in any one country, emerging or developed. From time to time, the Portfolio may invest more than 25% of its net assets in investments in a particular region.

The Portfolio may invest up to 35% of its total assets in equity and debt securities of issuers that are domiciled or primarily doing business in any developed country, other than the U.S., and of such countries' government issuers and in short-term investments. See the Appendix for more information on these types of investments.

Although the Portfolio may invest in both equity and debt securities, Pioneer expects that equity and equity-related securities will ordinarily offer the greatest potential for long-term growth of capital and will constitute the majority of the Portfolio's assets. The equity and equity-related securities of companies in which the Portfolio invests consist of common stock and securities with common stock characteristics, such as preferred stock, equity interests in unincorporated entities, warrants, stock purchase rights or debt securities convertible into common stock, and depositary receipts for these securities.

Debt securities in which the Portfolio invests may be of any credit quality or maturity. Many of the debt securities of emerging market issuers are of poor credit quality and may be in default. However, the Portfolio will not invest more than 10% of its total assets in non-convertible debt securities rated below investment grade or unrated securities of comparable quality. See "Risks of Medium and Lower Rated Debt Securities." The value of debt securities, particularly those with longer maturities, can generally be expected to rise as interest rates decline and to fall as interest rates rise. Movements in currency exchange rates may offset or amplify such fluctuations, as measured in U.S. dollars.

In selecting securities for investment by the Portfolio, Pioneer assesses both the relative attractiveness of investment in specific countries and also the market for specific issuers. Pioneer considers a market's conditions, including political stability, financial practices, market practices, economic growth prospects, levels of interest rates and inflation, general market valuations and potential changes in currency relationships when evaluating potential investments. Based on the relative return and risk among countries, a target weighting is set for the allocation of the Portfolio's assets among emerging countries. As a parallel process, Pioneer performs a fundamental analysis of each issuer being considered for investment by the Portfolio. In performing this analysis, Pioneer considers a variety of factors, including financial condition, growth prospects, asset valuation, management expertise, existing or potential dividend payments, stock liquidity and the market valuation of the company. The specific size of the Portfolio's investment in any one company is determined by the relationship of the relative return and risk among individual investments and the target weighting of that market. Because current income is not the Portfolio's investment objective, the Portfolio will not restrict its investments to securities of issuers with a record of timely dividend payments.

Other Investment Practices. Refer to the Appendix for information about the Portfolio's possible use of forward foreign currency exchange contracts, options and futures, repurchase agreements, illiquid investments, restricted securities, and its ability to lend securities.

Europe Portfolio seeks long-term growth of capital. The Portfolio seeks this objective by investing in a diversified portfolio consisting primarily of securities of companies (a) that are organized under the laws of a European country and have a principal office in a European country or (b) that derive 50% or more of their total revenues from business in Europe or (c) the equity securities of which are traded principally on a stock exchange in Europe; and in depositary receipts for such securities (collectively, "European Securities"). See "Risks of International Investments" in the Prospectus.

Normally, at least 80% of the Portfolio's assets are invested in European Securities consisting of common stock and securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock and depositary receipts for such securities. The Portfolio will not invest more than 5% of its net assets in convertible debt securities rated at the time of purchase by a national ratings agency below investment grade, i.e., BBB or better by Moody's Investors Service or Baa by Standard & Poor's Ratings Group. See "Risks of Medium and Lower Rated Debt Securities" in the Prospectus.

The Portfolio may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio may invest up to 10% of its net assets in securities of countries with principal executive offices located in Eastern European countries and which trade on recognized European exchanges.

Other Investment Practices. Refer to the Appendix for information about the Portfolio's possible use of forward foreign currency contracts, options and futures, repurchase agreements, illiquid investments, restricted securities, and its ability to lend securities.

Growth Shares Portfolio seeks appreciation of capital through investments in common stocks, together with preferred stocks, bonds, and debentures which are convertible into common stocks. Current income will be incidental to the Portfolio's primary objective. In selecting securities for investment, Pioneer attempts to identify companies that have better-than-average earnings growth potential and those industries that stand to enjoy the greatest benefit from the expected economic environment. The Portfolio seeks to purchase the securities of companies that are thought to be best situated in those industry groupings. The Portfolio invests in companies in a variety of industries in an attempt to reduce overall exposure to investment and market risks.

The Portfolio may invest up to 25% of its net assets in non-U.S. securities. For a discussion of international investing, please see "Risks of International Investments." The Portfolio may invest up to 5% of its net assets in REITs. See "Risks Associated with Real Estate Investment Trusts." The Portfolio may invest up to 5% of the Portfolio's net assets in lower rated debt securities or unrated debt securities of comparable quality. See "Risks of Medium and Lower Rated Debt Securities."

Other Investment Practices. Refer to the Appendix for information on the Portfolio's possible use of repurchase agreements, illiquid investments, restricted securities, when-issued securities, forward foreign currency exchange contracts, and its ability to lend securities.

Growth and Income Portfolio seeks reasonable income and growth of capital by investing in a broad list of carefully selected, reasonably priced securities. Most of the Portfolio's assets are invested in common stocks and other equity securities such as preferred stocks and securities convertible into common stock, but the Portfolio may also invest in debt securities and cash equivalent investments.

The largest portion of the Portfolio's assets is invested in securities that have paid dividends within the preceding twelve months, but some non-income producing securities are held for anticipated increases in value. The Portfolio is managed in accordance with Pioneer's value investment philosophy as described above for International Growth Portfolio.

The Portfolio may invest in non-U.S. securities. While there is no requirement to do so, the Portfolio intends to limit its investments in foreign securities to no more than 10% of its net assets. For a discussion of international investing, please see "Risks of International Investments." The Portfolio may invest up to 5% of its net assets in REITs. See "Risks Associated with Real Estate Investment Trusts." The Portfolio may invest up to 5% of the Portfolio's net assets in debt securities, including convertible securities, which are rated less than investment grade or the equivalent. See " Risks of Medium and Lower Rated Debt Securities."

Other Investment Practices. Refer to the Appendix for information on the Portfolio's possible use of repurchase agreements, illiquid investments, restricted securities, writing (selling) covered call options, forward foreign currency exchange contracts, and its ability to lend securities.

III. RISK CONSIDERATIONS
Risks of International Investments

The information contained in these paragraphs is of particular importance to Emerging Markets Portfolio and Europe Portfolio; however, Growth Shares and Growth and Income Portfolios may also make non-U.S. investments. Pioneer limits the amount of Growth Shares Portfolio's net assets that may be invested in non-U.S. securities to 25%. Pioneer limits the amount of Growth and Income Portfolio's net assets that may be invested in non-U.S. securities to 10%. Investing outside the U.S. involves different opportunities and different risks from U.S. investments. Pioneer believes that it may be possible to obtain significant returns from a portfolio of non-U.S. investments, or a combination of non-U.S. investments and U.S. investments, and to achieve increased diversification in comparison to a portfolio invested solely in U.S. securities. By including international investments in your investment portfolio, you may gain increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.
                                      4

International investing in general may involve greater risks than U.S. investments. There is generally less publicly available information about non-U.S. issuers, and there may be less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. There may be difficulty in enforcing legal rights outside the United States. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. companies. Security trading practices abroad may offer less protection to investors such as the Portfolios. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Portfolio's investments. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other assets of a Portfolio, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries. Pioneer will take these factors into consideration in managing each Portfolio's non-U.S. investments.

Risks of Emerging Market Investments

The information contained in these paragraphs is of particular importance to Emerging Markets Portfolio; however, Europe Portfolio may invest up to 10% of its net assets in securities of issuers from Eastern European countries certain of which may be considered emerging markets.

Investments in emerging markets are subject to risks in addition to those described in "Risks of International Investments." The political and economic structures in many emerging countries may experience significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments and the availability to a Portfolio of additional investments in such countries. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain. The small size and limited history of the securities markets in certain of such countries and the limited volume of trading in securities in those countries make a Portfolio's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets, such as the U.S., Japan and most Western European countries.

Economies in individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

In addition, the value of securities denominated or quoted in international currencies may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are denominated or quoted. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Foreign Currencies. The value of Emerging Markets Portfolio's and Europe Portfolio's non-U.S. investments, and the value of dividends and interest earned by these Portfolios, may be significantly affected by changes in currency exchange rates. Currency exchange rates may also affect Growth Shares and Growth and Income Portfolios to the extent that these Portfolios invest in non-U.S. securities. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Portfolios. Pioneer may attempt to manage currency exchange rate risks for the Portfolios. However, there is no assurance that Pioneer will do so at an appropriate time or that Pioneer will be able to predict exchange rates accurately. For example, to the extent that Pioneer increases a Portfolio's exposure to a foreign currency, and that currency's value subsequently falls, Pioneer's currency management may result in increased losses to the Portfolio. Similarly, if Pioneer hedges a Portfolio's exposure to a foreign currency, and the currency's value rises, the Portfolio will lose the opportunity to participate in the currency's appreciation.

Currency Management. The relative performance of foreign currencies can be an important factor in the performance of Emerging Markets Portfolio, and Europe Portfolio each of which invests the predominant portion of its assets outside the United States. The performance of Growth Shares and Growth and Income Portfolios may also be affected by the relative performance of foreign currencies, but to a lesser extent. Pioneer may manage Emerging Markets, Europe, Growth Shares and Growth and Income Portfolios' exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies can provide for U.S. investors.

To manage exposure to currency fluctuations, Emerging Markets, Europe, Growth Shares and Growth and Income Portfo-lios may enter into forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date at a specified rate) and buy and sell options and futures contracts relating to foreign currencies. The Portfolios will use forward foreign currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities quoted or denominated in foreign currencies. Other currency management strategies allow the Portfolios to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Subject to compliance with tax requirements, there is no overall limitation on the amount of Emerging Markets Portfolio's assets that may be committed to currency management strategies. Growth Shares and Growth and Income Portfolios may engage in currency management strategies only to the extent that they invest in non-U.S. securities.

Risks of Medium and Lower Rated Debt Securities

All the Portfolios may invest in medium rated debt securities which are usually defined as securities rated "BBB" by S&P or "Baa" by Moody's. Medium rated debt securities have speculative characteristics and involve greater risk of loss than higher rated debt securities, and are more sensitive to changes in the issuer's capacity to make interest payments and repay principal. Medium rated debt securities represent a somewhat more aggressive approach to income investing than higher rated debt securities. If the rating of a debt security is reduced below investment grade (i.e., below "BBB" by S&P or "Baa" by Moody's), Pioneer will consider whatever action is appropriate, consistent with the Portfolio's investment objective and policies.

Emerging Markets may invest up to 10% of its net assets in debt securities rated below investment grade or unrated securities of comparable quality. Europe, Growth Shares and Growth and Income Portfolios may invest up to 5% of their net assets in lower rated debt securities. Lower rated debt securities are usually defined as securities rated below "BBB" by S&P or "Baa" by Moody's. Investments in lower rated debt securities are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments on such securities.

The considerations discussed above for medium and lower rated debt securities also apply to medium and lower quality, unrated debt instruments of all types. Unrated debt instruments are not necessarily of lower quality than similar rated instruments, but they may not be attractive to as many buyers. Each Portfolio relies more on Pioneer's credit analysis when investing in debt securities that are unrated.

Please refer to the Statement of Additional Information for a discussion of Moody's and S&P's ratings.

Risks Associated with Real Estate Investment Trusts

Growth Shares Portfolio and Growth and Income Portfolio may invest up to 5% of their net assets in shares of real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the Investment Company Act of 1940, as amended (1940 Act). REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

IV. THE FUND AND THE PIONEER ORGANIZATION

The Fund

The Fund is an open-end, management investment company organized as a Delaware business trust on September 16, 1994. The Fund has its own Board of Trustees, which super-vises its activities and reviews contractual arrangements with companies that provide each Portfolio with services. The Fund is not required to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a management contract. An insurance company issuing a Variable Contract that participates in the Fund will vote shares of the Portfolios held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policyowners and must vote shares of the Portfolios in proportion to the voting instructions received. For a further discussion of voting rights, please refer to your insurance company's separate account prospectus.

The Fund continuously offers two classes of shares designated as Class I and Class II shares. This prospectus offers Class II shares. Information with regard to Class I shares is available in a separate prospectus. The Fund has adopted a distribution plan with respect to the Fund's Class II shares.

Distribution Plan. The Fund has adopted a Plan of Distribution for Class II shares in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Class II shares of the Fund will pay a distribution fee at the annual rate of up to 0.25% of the Fund's average daily net assets. The fee paid under the distribution plan is intended to be used by PFD to compensate certain distributors of Variable Contracts and administrators of Qualified Plans for their distribution services to the Portfolios and personal and/or account maintenance services provided to contract holders and plan participants.

The Pioneer Organization. The Pioneer Group, Inc. (PGI), established in 1928, is one of America's oldest investment managers and has its principal business address at 60 State Street, Boston, Massachusetts 02109. PGI is the parent company of Pioneer and a number of different companies located in the U.S. and several other countries. These companies provide a variety of financial services and products. Each Portfolio employs various PGI companies to perform certain activities required for its operation. In an effort to avoid conflicts of interest with the Fund, the Fund and Pioneer have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.

John F. Cogan, Jr., Chairman and President of the Fund, President and a Director of PGI and Chairman and a Director of Pioneer, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.

The Manager

Pioneer, the investment adviser to each Portfolio, provides investment research and portfolio management services to a number of other mutual funds and certain institutional clients. It maintains a staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1997, Pioneer advised mutual funds with a total value of over $19 billion, which includes more than 1,000,000 U.S. shareholder accounts, and other institutional accounts. Pioneer Funds Distributor, Inc. (PFD), with its principal business address at 60 State Street, Boston, Massachusetts 02109, distributes shares of the Portfolios and shares of Pioneer's retail mutual funds.

Mr. David Tripple, President and Chief Investment Officer of Pioneer and Executive Vice President of the Fund, has general responsibility for Pioneer's investment operations. Mr. Tripple chairs special committees which review the research and portfolio operations for the Portfolios. Each committee is responsible for focusing on select investment categories including domestic equities, international equities, domestic fixed-income and international fixed-income. Mr. Tripple joined Pioneer in 1974. Ms. Theresa Hamacher, Senior Vice President of PMC, oversees U.S. equity research and portfolio management.

Research and management of the Emerging Markets, International Growth and Europe Portfolios is the responsibility of a team of portfolio managers and analysts focusing on non-U.S. securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Dr. Norman Kurland, a Senior Vice President of Pioneer, is the senior member of the team. Dr. Kurland joined Pioneer in 1990.

The Portfolio Managers responsible for day-to-day management of the Portfolios are:

Emerging Markets Portfolio: Mark Madden, Vice President of Pioneer. Mr. Madden joined Pioneer in 1990 and has 13 years of investment experience.

Europe Portfolio: Patrick M. Smith, Vice President of Pioneer. Mr. Smith joined Pioneer in 1992 and has 12 years of investment experience.

Growth Shares Portfolio: Jeffrey B. Poppenhagen, Vice President of Pioneer. Mr. Poppenhagen joined Pioneer in 1996 and has ten years of investment experience.

Growth and Income Portfolio: John A. Carey, Vice President of Pioneer. Mr. Carey joined Pioneer in 1979.

Each Portfolio has an investment objective and policies similar to those of an existing Pioneer retail mutual fund. Emerging Markets Portfolio is most similar to Pioneer Emerging Markets Fund, Europe Portfolio to Pioneer Europe Fund, Growth Shares Portfolio to Pioneer Growth Shares and Growth and Income Portfolio to Pioneer Fund. Performance of these Portfolios is not expected to be the same as the performance of the corresponding retail mutual fund due in part to dissimilarities in their investments. Various insurance costs will also affect the performance of investments in the Portfolios, as measured for the Accumulation Units of your Variable Contract.
                                       7

Certain information technology experts currently predict the possibility of a widespread failure of computer systems and certain other equipment which will be triggered on or after certain dates -- primarily January 1, 2000 -- due to a systemic inability to process date-related information. This scenario, commonly known as the "Year 2000 Problem," could have an adverse impact on individuals and businesses including the Fund and other mutual funds and financial organizations. Pioneer and its affiliates are taking steps believed to be adequate to address the Year 2000 Problem with respect to the systems and equipment controlled by the Fund's investment adviser, broker-dealer and transfer agent. In addition, other entities providing services to the Fund and its shareholders are being asked to provide assurances that they have undertaken similar measures with respect to their systems and equipment. Although Pioneer is not expecting any adverse impact to it or its clients from the Year 2000 Problem, it cannot provide complete assurances that its efforts or the efforts of its key vendors will be successful.

Portfolio Transactions

Orders for each Portfolio's securities transactions are placed by Pioneer, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of a Portfolio, any Pioneer mutual fund or other funds for which Pioneer or any other affiliate or subsidiary serves as investment adviser or manager. See the Statement of Additional Information for a further description of Pioneer's brokerage allocation practices.

Each of the Portfolios is substantially fully invested at all times. It is the policy of the Portfolios not to engage in trading for short-term profits, although a Portfolio may do so when it believes a particular transaction will contribute to the achievement of its investment objective. Nevertheless, changes in any Portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the initial investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions.

The frequency of portfolio transactions -- a Portfolio's turnover rate -- will vary from year to year depending on market conditions. Portfolio turnover rates are not generally expected to exceed 100% with the exception of Emerging Markets Portfolio. A high rate of portfolio turnover involves correspondingly greater transaction costs which must be borne by the Portfolio and its shareholders. Because a higher turnover rate increases transaction costs, Pioneer carefully weighs the anticipated benefits of short-term investment against these factors.

V. FUND MANAGEMENT FEES AND OTHER EXPENSES

Each Portfolio pays a management fee to Pioneer for managing its investments and business affairs. Each Portfolio's management fee is computed daily and paid monthly at the following annual rate:


                                 Management fee as a percentage
                                  of Portfolio's average daily
Portfolio                                  net assets
Emerging Markets Portfolio                    1.15%
Europe Portfolio                              1.00%
Growth Shares Portfolio                       0.70%
Growth and Income Portfolio                   0.65%


See "Expense Information" in the Prospectus and "Investment Adviser" in the Statement of Additional Information.

Pioneer has agreed not to impose all or a portion of its management fee or to make other arrangements to reduce Portfolio expenses to a specified percentage of average daily net assets, as indicated below. Such agreements or arrangements may be terminated by Pioneer at any time without notice.



                                  Maximum Total Operating
                                       Expense as a
                                 Percentage of Portfolio's
Portfolio                        average daily net assets*

Emerging Markets Portfolio                  1.75%
Europe Portfolio                            1.50%
Growth Shares Portfolio                     1.25%
Growth and Income Portfolio                 1.25%

     *After voluntary waivers and reimbursements. First year expenses for Emerging Markets and Europe Portfolios are estimated to be less than this rate.


Under the terms of its management contract with the Fund, Pioneer assists in the management of each Portfolio and is authorized in its discretion to buy and sell securities for the account of each Portfolio. Pioneer pays all the expenses, including executive salaries and the rental of certain office space, related to its services for each Portfolio, with the exception of the following which are paid by each Portfolio: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Portfolio; (d) issue and transfer taxes chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Portfolio to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign jurisdictions, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees;

(i) compensation of those Trustees of the Trust who are not affiliated with or interested persons of Pioneer, the Fund (other than as Trustees), PGI or PFD;
(j) the cost of preparing and printing share certificates; and (k) interest on borrowed money, if any. In addition to the expenses described above, each Portfolio shall pay all brokers' and underwriting commissions chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party.

VI. PERFORMANCE

Each Portfolio's performance may be quoted in advertising in terms of yield and total return if accompanied by performance for your insurance company's separate account. Performance for each class of shares is based on historical results and is not intended to indicate future performance. For additional performance information, contact your insurance company for a free annual report.

For Growth and Income Portfolio, yield is a way of showing the rate of income each class of shares the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield for each class of shares, the Portfolio takes the dividend and interest income, if any, it earned from its portfolio of investments for a specified 30-day period (net of expenses), divides it by the number of each class entitled to receive dividends and expresses the result as an annualized percentage rate based on the Class share price at the end of the 30-day period.

Yields are calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a Portfolio's yield may not equal its distribution rate, the income paid to an account or the income reported on the Portfolio's financial statements.

A Portfolio's total return for each class of shares is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio, including changes in share price and assuming each Portfolio's dividends and capital gain distributions are reinvested in the same class of shares at net asset value. A cumulative total return reflects the performance of a class of shares for a Portfolio over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a class of a Portfolio's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's actual return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gain or loss.

Yields and total returns quoted for each class of the Portfolios include the effect of deducting each Portfolio's expenses attributable to the class, but may not include charges and expenses attributable to any particular insurance product. Since shares of the Portfolios may be purchased primarily through a variable contract, purchasers of such contracts should carefully review the prospectus of the selected insurance product for information on relevant charges and expenses. Excluding these charges from quotations of each class of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

VII. DISTRIBUTIONS AND TAXES

For a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of the Variable Contract insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal record keeping. It is expected that shares of the Portfolios will be held primarily by life insurance company separate accounts that fund Variable Contracts. A Portfolio's dividends and capital gain distributions are generally treated as ordinary income and long-term capital gain, respectively, under the Code. Insurance companies should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any Portfolio.

Each Portfolio is treated as a separate entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, each Portfolio will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

Each Portfolio intends to pay out all of its net investment income and net realized capital gains for each year. Emerging Markets, Europe and Growth Shares Portfolios distribute their dividends, if any, each year. Growth and Income Portfolio distributes its dividends, if any, quarterly. Normally, net realized capital gains, if any, are distributed each year for the Portfolios. Dividends from income may also be paid at such other times as may be necessary for the Portfolios to avoid federal income or excise tax. Such income and capital gains are automatically reinvested in additional shares of the Portfolios.

All Portfolios make dividend and capital gain distributions on a per-share basis. After every distribution from each Portfolio, the Portfolio's share price declines by the amount of the distribution as a result of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

In addition to the above, each Portfolio also follows certain portfolio diversification requirements imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. These require-ments, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code generally, subject to a safe harbor or other available exception, place certain percentage limitations on the assets of a Portfolio that may be represented by any one, two, three or four investments. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the Fund's Statement of Additional Information.

VIII. SHAREHOLDER INFORMATION

Opening an Account

Since individual investors may not purchase Portfolio shares directly, they should read the prospectus of the insurance company's separate account to obtain instructions for purchasing a variable annuity or variable life insurance contract and information on the allocation of retirement plan purchase payments among the Portfolios.

Share Price

The term "net asset value" or NAV per share for each class refers to the worth of one share. A Portfolio's NAV per share of each class of shares is computed by adding the value of the Portfolio's investments, cash and other assets, deducting liabilities attributable to that class and dividing the result by the number of shares of that class outstanding. Each Portfolio is open for business each day the New York Stock Exchange (the NYSE) is open. The price of one share of each class of a Portfolio is its NAV which is normally calculated daily as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

The investments of each Portfolio are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Portfolios' independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's NAV. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees.

All assets of the Portfolios for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the trustees.

Investments in Shares of the Portfolios

Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans (Qualified Plans). Shares offered to Qualified Plans will be offered by a separate prospectus. Shares of the Portfolios are sold at NAV. Variable Contracts may or may not make investments in all the Portfolios described in this Prospectus. Investments in each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased. Investments in a Portfolio are credited to an insurance company's separate account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next NAV calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a Portfolio.

The interests of Variable Contracts and Qualified Plans investing in the Fund could conflict due to differences of tax treatment and other considerations. The Fund currently does not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each Portfolio may offer its shares to Qualified Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more Portfolios and shares of another Portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any Portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

Redemptions

Shares of a Portfolio may be redeemed on any business day. Redemptions are effected at the per share NAV next determined after receipt and in good order as described in the prospectus of the insurance company's separate account of the redemption request by a Portfolio. Redemption proceeds will normally be forwarded by bank wire to the redeeming insurance company on the next business day after receipt of the redemption instructions by a Portfolio but in no event later than 7 days following receipt of instructions. Each Portfolio may suspend redemptions or postpone payment dates during any period in which any of the following conditions exists: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or the SEC, by order, so permits.

Please refer to the prospectus of your insurance company's separate account for information on how to redeem from each Portfolio.

IX. APPENDIX

The following paragraphs provide a brief description of certain securities in which the Portfolios may invest and certain investment practices in which they may engage. Unless stated otherwise, each security and investment practice listed below may be used by each Portfolio. No Portfolio is limited by this discussion, however, and each Portfolio may purchase other types of securities and enter into other types of transactions if they are consistent with its investment objective and policies.

Short-Term Investments. As described in "Investment Objectives and Policies," each Portfolio may invest in short-term investments consisting of: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by S&P; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements. Emerging Markets Portfolio may also invest in short-term investments of both U.S. and non-U.S. issuers. Europe Portfolio may invest in short-term investments of both U.S. and European issuers as well as obligations of international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development. See "Investment Objectives and Policies."

  Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

  Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Commercial Paper is a short-term unsecured promissory note, including variable amount master demand notes, issued by banks, broker-dealers, corporations or other entities for purposes such as financing their current operations.

Repurchase Agreements and Lending of Securities. As described in "Investment Objectives and Policies," each Portfolio may enter into repurchase agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller at a higher price, generally for a period not exceeding seven days and fully collateralized with investment grade debt securities with a market value of not less than 100% of the obligation, valued daily. Each Portfolio may lend securities to broker-dealers and institutional investors, provided that the value of securities loaned by a Portfolio may not exceed 331/3% of its total assets. In the event of the bankruptcy of the other party to a repurchase agreement or a securities loan, a Portfolio could experience delays in recovering its cash or the securities it lent. To the extent that, in the meantime, the value of the securities purchased had decreased, or the value of the securities lent had increased, the Portfolio could experience a loss. In all cases, Pioneer must find the creditworthiness of the other party to the transaction satisfactory.

Restricted Securities. Each Portfolio may invest up to 5% of its net assets in "restricted securities," (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, for Portfolios that allow non-U.S. investments, foreign securities which are offered or sold outside the United States. In no instance, however, may more than 15% of a Portfolio's net assets be invested in restricted securities, including securities eligible for resale under Rule 144A. It is not possible to predict with assurance exactly how the market for such restricted securities will develop and investments in restricted securities will be carefully monitored by Pioneer and by the Fund's Trustees.

Illiquid Investments. Each Portfolio may invest up to 15% of its net assets in illiquid investments which includes securities that are not readily marketable and repurchase agreements maturing in more than 7 days. The Fund's Trustees have adopted guidelines and delegated to Pioneer the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, retain sufficient oversight and are ultimately responsible for the determination. Under the supervision of the Board of Trustees, Pioneer determines the liquidity of each Portfolio's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.

Forward Currency Exchange Contracts. Each Portfolio has the ability to hold all or a portion of its assets in non-U.S. currencies and purchase or sell forward currency exchange contracts to facilitate settlement of non-U.S. securities transactions or to protect against changes in currency exchange rates. A Portfolio might sell a non-U.S. currency on either a spot (i.e., cash) or forward basis to hedge against an anticipated decline in the U.S. dollar value of securities that it owns or securities that it intends to sell or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, a Portfolio might purchase a non-U.S. currency or enter into a forward purchase contract for the non-U.S. currency to preserve the U.S. dollar price of securities it intends to purchase or has contracted to purchase. A Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency.

If a Portfolio enters into a forward contract to buy foreign currency, the Portfolio will be required to place cash or high grade liquid securities in a segregated account of the Portfolio maintained by the Portfolio's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. See "Risk Considerations -- Currency Management."

Options and Futures Contracts provide a way for Emerging Markets, Europe, Growth Shares and Growth and Income Portfolios to manage their exposure to changing interest rates, security prices, and currency exchange rates. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy. A Portfolio may invest in options and futures based on any type of security, index or currency, including options and futures traded on non-U.S. exchanges and options not traded on exchanges.

Options and futures can be volatile investments and involve certain risks. If Pioneer applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower a Portfolio's return. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Depositary Receipts. Emerging Markets, International Growth, Europe, and to a lesser extent, Capital Growth, Real Estate Growth and Balanced Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments convertible into securities of eligible issuers.

Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs, GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are quoted in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily quoted in the same currency as the underlying securities which they represent.

Emerging Markets Portfolio may also invest in Russian Depositary Trust Certificates (RDCs). RDCs are offered through a unit trust with one or more sub-trusts in which each RDC represents a fractional undivided beneficial interest in a specific sub-trust. Each sub-trust holds as its only assets the shares of a single Russian issuer. RDCs are generally not denominated in the same currency as the underlying security that they represent. Voting rights for an RDC holder of any Russian company are not direct and the trust votes in accordance with the wishes of the majority of the RDC holders of such company. RDCs are subject to the risks inherent in a direct investment in any Russian issuer's shares, including the possibility of adverse changes in the Russian government and Russian securities regulations, and certain RDC-specific risks such as custodial, title and registration risk and the volatility of the Russian secondary securities market. RDCs are considered to be Rule 144A securities under the Securities Act of 1933.

For purposes of a Portfolio's investment policies, investments in ADRs, EDRs, GDRs, RDCs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. A Portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a Portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Warrants. Each Portfolio may invest in warrants, which entitle the holder to buy equity securities at a specific price over a specific period of time. Warrants may be considered more speculative than certain other types of investments, in that they do not entitle the holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the warrant's underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

When Issued Securities. Growth Shares Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at the time of delivery may be more or less than the purchase price. Since the Portfolio will rely on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete the trans-action may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Portfolio prior to delivery. When the Portfolio is the buyer in such a transaction it will maintain, in a segregated account with its custodian, cash, U.S. government securities, or high-grade, liquid debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sales are considered advisable. To the extent the Portfolio engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies not for the purpose of investment leverage.

Brady Bonds. Emerging Markets Portfolio may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the "Brady Plan." Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady Bonds are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1998
                           (revised October 30, 1998)


                        PIONEER VARIABLE CONTRACTS TRUST
                          (consisting of 12 portfolios)

Emerging Markets Portfolio                        Growth and Income Portfolio
International Growth Portfolio                    Equity-Income Portfolio
Europe Portfolio                                  Balanced Portfolio
Capital Growth Portfolio                          Swiss Franc Bond Portfolio
Growth Shares Portfolio                           America Income Portfolio
Real Estate Growth Portfolio                      Money Market Portfolio

                                 60 State Street
                           Boston, Massachusetts 02109


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class I Prospectus (the "Prospectus") dated May 1, 1998, as amended and/or supplemented from time to time, or the Class II Prospectus (each, a "Prospectus" and together, the "Prospectuses") dated October 30, 1998, of Pioneer Variable Contracts Trust (the "Fund"). A copy of the Prospectus can be obtained free of charge from your insurance company. The most recent Annual Report to shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference. Effective November 2, 1998, Pioneering Management Corporation, the Fund's investment adviser, will change its name to Pioneer Investment Management, Inc. ("Pioneer Investments").


                                TABLE OF CONTENTS

                                                                       Page
1.    Investment Policies and Restrictions...........................    2
2.    Management of the Fund.........................................   22
3.    Investment Adviser.............................................   26
4.    Principal Underwriter..........................................   28
5.    Custodian......................................................   29
6.    Independent Public Accountant..................................   30
7.    Portfolio Transactions.........................................   30
8.    Tax Status.....................................................   32
9.    Description of Shares..........................................   35
10.   Certain Liabilities............................................   36
11.   Determination of Net Asset Value...............................   37
12.   Investment Results.............................................   38
13.   Financial Statements...........................................   42
         APPENDIX A - Description of Short-Term Debt
                and Corporate Bond Ratings...........................   43
         APPENDIX B - Performance Statistics.........................   47
         APPENDIX C - Other Pioneer Information......................   67

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The Fund currently consists of the following 12 distinct portfolios: Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio (each a "Portfolio"). Your Variable Contract or qualified plan may not offer all Portfolios of the Fund. The terms and conditions of the Variable Contracts and any limitations upon the Portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the Portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The Fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any Portfolio.


         Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each Portfolio of the Fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the Fund's Portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the Fund's Portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a Portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the Portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a Portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this Statement of Additional Information refers only to Participating Insurance Companies and Qualified Plans, and not to contract holders or Qualified Plan participants.

         The Fund's Prospectus identifies the investment objective and the principal investment policies of each Portfolio and the risk factors associated with the Portfolio's investments. Whenever an investment policy or restriction states a maximum percentage of a Portfolio's assets may be invested in any security or presents a policy regarding quality standards, this standard or other restriction shall be determined immediately after and as a result of the Portfolio's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Portfolio's investment objectives and policies. Other investment policies of the Portfolios and associated risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus.


Emerging Markets and Associated Risk

         Emerging Markets and, to a lesser degree, International Growth, may invest in securities of issuers in emerging countries.

         Emerging Countries. Investing in securities of issuers in emerging countries may entail greater risks than investing in securities of issuers in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

         Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Portfolio could lose its entire investment in any such country.

         In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Portfolio. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Portfolio will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Portfolio could lose a substantial portion of its investments in such countries. The Portfolio's investments would similarly be adversely affected by exchange control regulation in any of those countries.

         Religious, Political and Ethnic Instability. Certain countries in which a Portfolio may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Portfolio's investment in those countries.

         Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Portfolio will not be registered with the SEC and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, Pioneer Investments, the Portfolio's investment adviser, will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

         Currency Fluctuations. Because a Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will account for part of a Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Portfolio's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Portfolio.

         The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

         Although a Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to sell that currency to the dealer.

         Adverse Market Characteristics. Securities of many emerging country issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Pioneer Investments will consider such difficulties when determining the allocation of a Portfolio's assets, although Pioneer Investments does not believe that such difficulties will have a material adverse effect on a Portfolio's portfolio trading activities.

         Non-U.S. Withholding Taxes. The Portfolio's investment income or, in some cases, capital gains from foreign investments may be subject to foreign withholding or other taxes, thereby reducing the Portfolio's net investment income and/or net realized capital gains. See "Tax Status."

Lower Rated Debt Securities

         Emerging Markets and Equity Income Portfolios may invest up to 10% and Europe Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio and Equity-Income Portfolio may each invest up to 5% of their respective net assets in debt securities which are rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's) or, if unrated by such rating organizations, determined to be of comparable quality by Pioneer Investments, each Portfolio's investment adviser. International Growth and Swiss Franc Bond Portfolios may not purchase such lower rated debt securities, but up to 5% of their net assets may be invested in such securities as a result of credit quality downgrades. In addition, each Portfolio other than America Income and Money Market Portfolios may invest in medium rated debt securities (i.e., securities rated BBB by Standard & Poor's or Baa by Moody's, or unrated securities determined by Pioneer to be of comparable quality).

         Bonds rated BB or Ba or below or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Pioneer). See Appendix A to this Statement of Additional Information for a description of the ratings issued by Standard & Poor's and Moody's.

         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent that it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect a Portfolio's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower rated debt securities of the type in which each Portfolio other than America Income and Money Market Portfolios may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in a Portfolio's net asset value.

         Medium to lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Certificates of Deposit

         Swiss Franc Bond Portfolio may invest in investment grade certificates of deposit of domestic banks and savings and loan associations and foreign banks, without regard to the size of the issuing institution. Money Market Portfolio may invest in certificates of deposit of large domestic banks and savings and loan associations (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of such domestic banks, and of smaller banks as described below. Money Market Portfolio will not invest in certificates of deposit of foreign banks.

         Investment in certificates of deposit issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank.

         Although Money Market Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Accordingly, Money Market Portfolio may invest in certificates of deposit issued by banks and savings and loan associations which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Additional Information Regarding GNMA Certificates


         As discussed in the Prospectus, America Income Portfolio's investments in U.S. Government securities may include mortgage participation certificates ("GNMA Certificates") guaranteed by the Government National Mortgage Association ("GNMA"). Real Estate Growth Portfolio and Balanced Portfolio also may invest in GNMA Certificates. GNMA Certificates evidence part ownership of a pool of mortgage loans. Because prepayment rates of individual mortgage pools will vary widely, it is not possible to predict with certainty the average life of a particular issue of GNMA Certificates. However, statistics published by the Farmers' Home Administration ("FHA") are normally used as an indicator of the expected average life of GNMA Certificates. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the underlying mortgages, with higher interest rate mortgages being more prone to prepayment or refinancing.

         The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veterans Administration-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 6/100 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 44/100 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

         The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates for the reasons given in the section "Investment Objective and Policies" in the Prospectus. In quoting yields for GNMA Certificates, the customary practice is to assume that the GNMA Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 25/100 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

         Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market interest rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

Covered Call and Put Options

         Emerging Markets and Growth and Income Portfolios may write (sell) covered call options on certain portfolio securities. Europe Portfolio may write
(sell) covered call and put options on certain portfolio securities. For Growth and Income Portfolio, options may not be written on more than 25% of the aggregate market value of any single portfolio security (determined each time a call is sold as of the date of such sale). As a writer of a call option, the Portfolio receives a premium less commission, and, in exchange, foregoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the option of purchasing the security from the Portfolio at the option price during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. All call options written by a Portfolio are covered. A Portfolio may cover a call option by owning the securities subject to the option so long as the option is outstanding or using the other methods described below. In addition, a written call option may be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, covers the Portfolio's net exposure on its written option position. The security covering the call is maintained in a segregated account of the Portfolio's custodian. A Portfolio does not consider a security covered by a call option to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         A Portfolio will purchase a call option only when entering into a "closing purchase transaction," i.e., a purchase of a call option on the same security with the same exercise price and expiration date as a "covered" call already written by the Portfolio. There is no assurance that the Portfolio will be able to effect such closing purchase transactions at a favorable price; if the Portfolio cannot enter into such a transaction it may be required to hold a security that it might otherwise have sold. Portfolio turnover may increase through the exercise of options if the market price of the underlying securities appreciates and the Portfolio has not entered into a closing purchase transaction. The commission on the purchase or sale of a call option is higher in relation to the premium than the commission in relation to the price on purchase or sale of the underlying security.

         Europe Portfolio may write covered put options on securities in which it may invest. Put options are "covered" by the Portfolio when it has established a segregated account of cash or liquid, high-grade debt obligations sufficient to satisfy the Portfolio's obligation to purchase the underlying securities. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.


Securities Index Options

         Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio and Swiss Franc Bond Portfolio may invest in call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the applicable Portfolio's securities or securities the Portfolio intends to buy. The Portfolios will not invest in securities index options for speculative purposes.

         Options on stock indices are traded only on national securities exchanges and over-the-counter, both in the United States and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index, such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

         A Portfolio may purchase put options in order to hedge against an anticipated decline in securities prices that might adversely affect the value of securities held by the Portfolio. If a Portfolio purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of securities held by the Portfolio. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the securities held by the Portfolio.

         A Portfolio may purchase call options on securities indices in order to lock in a favorable price on securities that it intends to buy in the future. If a Portfolio purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow a Portfolio to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may offset increases in the price of securities that the Portfolio intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Portfolio pays to buy additional securities for its portfolio.

         A Portfolio may sell any securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable a Portfolio to immediately realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude a Portfolio from closing out its options positions. If a Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         In addition to the risks of imperfect correlation between securities held by a Portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

Forward Foreign Currency Transactions

         Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Swiss Franc Bond Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, and Balanced Portfolio each may enter into foreign currency transactions on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Each of these Portfolios also has authority to purchase and sell forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

         Each Portfolio's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions, except that, as described below, Swiss Franc Bond Portfolio may also enter into such contracts in order to link the value of an investment in a "non-Swiss franc security" (as defined in the Prospectus) to the performance of the Swiss franc. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A Portfolio may not necessarily, and Swiss Franc Bond Portfolio will not, attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer Investments.

         A Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer Investments determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer Investments determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         Swiss Franc Bond Portfolio may combine forward contracts to purchase Swiss francs with investments in securities denominated in another currency in an attempt to construct a combined investment position whose overall performance will be similar to that of a security denominated in Swiss francs. For example, the Portfolio could purchase a dollar-denominated security and at the same time enter into a forward contract to exchange dollars for Swiss francs at a future date. If the amount of dollars to be exchanged is properly matched with the anticipated value of the dollar-denominated security, the Portfolio should be able to "lock in" the Swiss franc value of the security, and the Portfolio's overall investment return from the combined position should be similar to the return from purchasing a Swiss franc-denominated instrument. This is commonly referred to as a "synthetic" investment position.

         Synthetic investment positions may offer greater liquidity than actual purchases of Swiss franc-denominated securities because of the broad variety of highly liquid short-term instruments available in the United States and other countries (other than Switzerland). However, the execution of a synthetic investment strategy may not be successful. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a non-Swiss franc security is not exactly matched with Swiss Franc Bond Portfolio's obligation under the forward currency exchange contract on the contract's maturity date, the Portfolio may be exposed to some risk of loss from fluctuation in the exchange rate between the Swiss franc and the non-Swiss franc currency. Although Pioneer Investments will attempt to match such investments, there can be no assurance that Pioneer Investments will be successful in doing so.

         If a Portfolio enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid, high grade debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the accounts so that the value of the account will equal the amount of the Portfolio's commitment with respect to such contracts.

         The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved.

Options on Foreign Currencies

         Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio each may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of U.S. dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities quoted or denominated in that currency.

         Conversely, if a rise in the U.S. dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of U.S. dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         Europe Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Portfolio anticipated a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium and only if the exchange rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which, which could be significant may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash or liquid, securities in a segregated account with its custodian.

         A Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Futures Contracts and Options on Futures Contracts

         To hedge against changes in securities prices or currency exchange rates, Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Real Estate Growth Portfolio and Swiss Franc Bond Portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on such futures contracts. Growth Shares Portfolio, Growth and Income Portfolio, and Balanced Portfolio may only purchase and sell futures contracts that relate to foreign currencies and related options. Each Portfolio may also enter into closing purchase and sale transactions with respect to such futures contracts and options. Futures
contracts  may  be  based  on  various  securities  (such  as  U.S.   Government
securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a Portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A Portfolio can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Portfolio has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Each Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures contracts and options transactions. In the case of futures contracts or options requiring a Portfolio to purchase securities, the Portfolio must place cash or liquid, high grade debt securities in a segregated account maintained by the custodian and marked to market daily to cover such futures contracts and options.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a Portfolio owns or proposes to acquire. A Portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of securities held by the Portfolio. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those securities held by the Portfolio. Similarly, a Portfolio may sell futures contracts in currency in which its portfolio securities are quoted or denominated, or in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer Investments, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities held by a Portfolio may be more or less volatile than prices of such futures contracts, Pioneer Investments will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Portfolio's securities portfolio. When hedging of this character is successful, any depreciation in the value of securities held by a Portfolio will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of securities held by a Portfolio would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Portfolio may take a "long" position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio may each purchase and write options on futures contracts for hedging purposes. The acquisition of put and call options on futures contracts will give a Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated (if the option is exercised), in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, by writing a put option, the Portfolio becomes obligated (if the option is exercised) to purchase a futures contract which may have a value lower than the exercise price. Thus, the loss that a Portfolio may incur by writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Portfolio will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. As noted above, Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio may each engage in futures and related options transactions for hedging purposes. CFTC regulations permit principals of an investment company registered under the 1940 Act to engage in such transactions for bona fide hedging (as defined in such regulations) and certain other limited purposes without registering as commodity pool operators. Each Portfolio will determine that the price fluctuations in the futures contracts and options on futures contracts used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. Except as stated below, each Portfolio's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Portfolio expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Portfolio to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Portfolio to elect to comply with a different test under which the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) may not exceed 5% of the market value of the Portfolio's net assets. A Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transaction costs associated with futures contracts and related options include brokerage costs, required margin deposits and, in the case of contracts and options obligating a Portfolio to purchase securities or currencies, the requirement that the Portfolio segregate assets to cover such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss.

         Perfect correlation between a Portfolio's futures positions and portfolio positions will be difficult to achieve because the only futures contracts available to hedge a Portfolio's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements affect the value of different securities in differing degrees.

Restricted and Illiquid Securities

         Each Portfolio, other than America Income Portfolio and Money Market Portfolio, may invest up to 5% of its net assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and, for the Portfolios that allow non-U.S. investments, non-U.S. securities which are offered or sold outside the United States. In addition, each Portfolio other than Money Market Portfolio may invest up to 15% of its net assets in illiquid investments, which includes securities that are not readily marketable and repurchase agreements maturing in more than seven days. Money Market Portfolio may invest up to 10% of its net assets in such investments. Generally, a security may be considered illiquid if a Portfolio is unable to dispose of such security within seven days at approximately the price at which it values such security. Securities may also be considered illiquid as a result of certain legal or contractual restrictions on resale. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. exchanges or in the over-the-counter markets. Moreover, restricted securities (i.e., securities that would be required to be registered prior to distribution to the general public), such as securities eligible for resale pursuant to Rule 144A ("144A securities"), which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity for each Portfolio to Pioneer Investments, pursuant to guidelines reviewed by the Trustees. Pioneer Investments takes into account a number of factors in reaching liquidity decisions. These factors may include, but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).
Pioneer Investments will monitor the liquidity of securities held by the Portfolio and report periodically on such decisions to the Trustees.

Repurchase Agreements

         Each Portfolio may enter into repurchase agreements with "primary dealers" in U.S. Government securities and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Each Portfolio that may invest in foreign securities may also enter into repurchase agreements involving certain foreign government securities. The primary risk is that, if the seller defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Another risk is that, in the event of bankruptcy of the seller, a Portfolio could be delayed in or prohibited from disposing of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement pending court proceedings. In evaluating whether to enter into a repurchase agreement for a Portfolio, Pioneer Investments will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees.

Lending of Portfolio Securities

         Each Portfolio other than America Income Portfolio and Money Market Portfolio may lend portfolio securities to member firms of the New York Stock Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase or detriment of a decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A Portfolio will lend portfolio securities only to firms which have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned by a Portfolio exceed 33 1/3% of the value of its total assets.

Other Investment Companies

        With the exception of the Money Market Portfolio, which may not purchase securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets, the Portfolios may not, under the 1940 Act, acquire the securities of other domestic or foreign investment companies or investment funds if, as a result,
(i) more than 10% of a Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio, as a shareholder of the securities of other investment companies, will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses are in addition to the direct expenses of a Portfolio's own operations.

Warrants

Each Portfolio (with the exception of America Income and Money Market Portfolios) may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Although each Portfolio does not have a formal percentage limitation on such investments, it is not expected that Pioneer Investments will invest more than 5% of a Portfolio's net assets in such securities.

Real Estate Investment Trusts

         Real Estate Growth Portfolio may invest without limitation in shares of real estate investment trusts ("REITs"). Capital Growth Portfolio, Growth Shares Portfolio, Growth and Income Portfolio, Equity-Income Portfolio and Balanced Portfolio may each invest up to 5% of its total assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as Real Estate Growth Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities

         Real Estate Growth, Balanced and America Income Portfolios may invest in mortgage-backed securities. Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. In addition to the risks described in the Prospectus, both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. In an environment of rapidly rising interest rates, the Fund may encounter difficulty disposing of instruments that are sensitive to changes in interest rates.

Investment Restrictions

         The Fund, on behalf of each Portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the record holders of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding voting securities. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the recordholders of 67% or more of the shares of a Portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the Portfolios are present in person or by proxy, or (ii) the holders of more than 50% of the Portfolio's outstanding shares.

Restrictions That Apply to Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio and Swiss Franc Bond Portfolio:

         Each Portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the Portfolio's investment policy, and the pledge, mortgage or hypothecation of the Portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Emerging Markets and Europe Portfolios only) to meet redemptions, and (for Swiss Franc Bond Portfolio only) forward roll transactions, and then only in amounts not to exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) taken at market value. The Portfolio will not use leverage to attempt to increase income. The Portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets.

         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the 1933 Act .

         (5) Purchase or sell real estate, except that the Portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

         (6) Make loans, except that the Portfolio may lend portfolio securities in accordance with the Portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the Fund's investment policies.

         (8) (This restriction No. 8 does not apply to Real Estate Growth Portfolio) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

         It is the fundamental policy of each Portfolio other than Real Estate Growth Portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. Government securities.

         Real Estate Growth Portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry.

         As a matter of nonfundamental investment policy and in connection with the offering of its shares in various states and foreign countries, the Fund, on behalf of each Portfolio, has agreed not to:

         (a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

         (b) Purchase any security which is illiquid, if more than 15% of the net assets of the Portfolio, taken at market value, would be invested in such securities. Each Portfolio may not invest in repurchase agreements maturing in more than seven days. Each Portfolio currently intends to limit its investments in illiquid securities to illiquid Rule 144A securities.

Restrictions That Apply to America Income Portfolio

         America Income Portfolio may not:

         (1) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Portfolio will not purchase securities while any borrowings are outstanding;

         (2) purchase securities on margin;

         (3) make loans to any person, except by (a) the purchase of a debt obligation in which the Portfolio is permitted to invest and (b) engaging in repurchase agreements;

         (4) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities; or

         (5) issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Portfolio's investment policies.

         The Fund, on behalf of America Income Portfolio, has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the Fund's Board of Trustees without shareholder approval. Pursuant to these additional restrictions, the Portfolio may not:

         (a) make short sales of securities, unless by virtue of its ownership of other securities, the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same terms and conditions, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (b) invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Portfolio, taken at market value, would be invested in such securities;

         (c) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Portfolio;

         (d) purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and real estate limited partnerships and
(v) hold and sell real estate acquired by the Portfolio as a result of the ownership or securities; and

         (e)  invest in  assets,  except in U.S.  Government  securities  and in
when-issued   commitments  and  repurchase  agreements  with  respect  to  these securities;

Restrictions That Apply to Money Market Portfolio

         Money Market Portfolio may not:

         (1) except with respect to investments in obligations of (a) the U.S. Government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry;

         (2) borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The Portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Portfolio will not purchase securities while any borrowings are outstanding;

         (3)      make short sales of securities;

         (4)      purchase securities on margin;

         (5) write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

         (6) make loans to any person, except by (a) the purchase of a debt obligation in which the Portfolio is permitted to invest and (b) engaging in repurchase agreements;

         (7) knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market;

         (8) purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets;

         (9) purchase or retain the securities of any issuer if any officer or Trustee of the Fund or the Portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the Fund and the Portfolio's investment adviser together own more than 5% of the securities of such issuer;

         (10) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

         (11) invest in companies for the purpose of exercising control or management; or

         (12)     issue senior securities.

         In addition, in order to comply with certain nonfundamental policies of the Portfolio, the Portfolio will not (i) pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the Portfolio, or (ii) will not commit more than 10% of its assets to illiquid investments, such as repurchase agreements that mature in more than seven days. The term "person" as used in Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

Certain Additional Non-Fundamental Restrictions that apply to the Portfolios

         Except with respect to the 300% asset coverage required with respect to borrowings by each Portfolio, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Portfolio's assets will not be considered a violation of the restriction.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee,
DOB:  June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneer Investments and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"); Pioneer Real Estate Advisors, Inc., Pioneer Forest, Inc., Pioneer Explorer, Inc., Pioneer Management (Ireland) Ltd. ("PMIL") and Closed Joint Stock Company "Forest-Starma"; President and Director of Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment Fund Joint Stock Company, S.A. and Pioneer Czech Investment Company, A.S.; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central & Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Partner, Hale and Dorr LLP (counsel to PGI and the
Fund).

RICHARD H. EGDAHL, M.D. Trustee, DOB:  December 1926
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA  02215
        Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute and Boston University Program for Health Care Entrepreneurship; Director, CORE (management of workers' compensation and disability costs - NASDAQ); Director, WellSpace (provider of complementary health care); Trustee, Boston Medical Center; Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, Trustee, DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA  02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB:  February 1944
         Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of Pioneer Investments ; Director of PFD, PCC, PIntl, First Russia, Omega, Pioneer SBIC Corporation ("Pioneer SBIC"), PMIL, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer DM
Cashfonds Plc, Pioneer European Equity Fund Plc, Pioneer Central and Eastern Europe Fund Plc and Pioneer US Real Estate Fund Plc; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  September 1928
125 Broad Street, New York, NY 10004
         Of Counsel to Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds); and Trustee of all of the Pioneer mutual funds.

STEPHEN G. KASNET, Vice President, DOB:   May 1945
         Trustee and Vice President of Pioneer Real Estate Shares; Vice President of PGI and President of Pioneer Real Estate Advisors, Inc. since 1995; and Managing Director, Winthrop Financial Associates and First Winthrop Corp. from 1991 to 1995.

WILLIAM H. KEOUGH, Treasurer, DOB:  April 1937
       Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, Pioneer Investments , PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC; and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
       Secretary of PGI, Pioneer Investments, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr LLP (counsel to the Fund); and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
       Manager of Business Planning and Internal Audit of Pioneer Investments since September 1996; Manager of Fund Accounting of Pioneer Investments since May 1994; Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994; and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
       General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of Pioneer Investments, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr LLP (counsel to the Fund) where he most recently served as junior partner.

SALVATORE P. PRAMAS, Senior Vice President, DOB:  April 1963
       Senior Vice President of Pioneer Investments.

SHERMAN B. RUSS, Senior Vice President, DOB:  July 1937
       Senior Vice President of Pioneer Investments, Vice President of Pioneer Bond Fund, Pioneer Money Market Trust, Pioneer America Income Trust and Pioneer Interest Shares.

ROBERT W. BENSON, Vice President, DOB:  April 1947
       Vice President of Pioneer Investments; Vice President of Pioneer Real Estate Shares.

JOHN A. CAREY, Vice President, DOB:   May 1949
         Vice President of Pioneer Investments, Pioneer Equity-Income Fund and Pioneer Fund.

WILLIAM C. FIELD,  Vice President, DOB:   September 1964
       Vice President of Pioneer Investments and Pioneer Balanced Fund. Research Analyst since 1991 and served as an assistant portfolio manager for certain institutional accounts since January 1996.

NORMAN KURLAND, Vice President, DOB:  November 1949
       Senior Vice President of Pioneer Investments since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer Europe Fund, Pioneer Emerging Markets Fund, Pioneer India Fund, Pioneer International Growth Fund and Pioneer World Equity Fund.

MARK MADDEN, Vice President, DOB:  April 1957
        Vice President of Pioneer Investments, Vice President of Pioneer Emerging Markets Fund.

JEFFREY B. POPPENHAGEN, Vice President, DOB:  March 1962
         Vice President of Pioneer Investments and Pioneer Growth Shares, since February 1996; formerly a portfolio manager for a number of equity portfolios.

PATRICK SMITH, Vice President, DOB:  March 1962
         Vice President of Pioneer Investments, Pioneer Europe Fund and Pioneer World Equity Fund.

J. RODMAN WRIGHT, Vice President, DOB:   January 1961
         Vice President of Pioneer Investments and Pioneer Capital Growth Fund, since January 1997 and former analyst and assistant portfolio manager of the Fund; formerly an analyst and a co-portfolio manager, focusing on small capitalization securities, with another investment firm from November 1989 to July 1994.

         The Fund's Agreement and Declaration of Trust (the "Declaration") provides that the recordholders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any special meeting of shareholders. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of Pioneer Investments, PFD and PSC is directly or indirectly owned by PGI, a Delaware corporation. All of the outstanding capital stock of PFD is owned by Pioneer Investments. The table below lists all the Pioneer funds currently offered to the public (other than the Portfolios) and the investment adviser and principal underwriter for each fund.
                                          Investment                 Principal
Fund Name                                 Adviser                    Underwriter


Pioneer Fund                              Pioneer Investments        PFD
Pioneer II                                Pioneer Investments        PFD
Pioneer Mid-Cap Fund                      Pioneer Investments        PFD
Pioneer Growth Shares                     Pioneer Investments        PFD
Pioneer Micro-Cap Fund                    Pioneer Investments        PFD
Pioneer Small Company Fund                Pioneer Investments        PFD
Pioneer Independence Fund                 Pioneer Investments        Note 1
Pioneer Capital Growth Fund               Pioneer Investments        PFD
Pioneer Equity-Income Fund                Pioneer Investments        PFD
Pioneer Gold Shares                       Pioneer Investments        PFD
Pioneer Real Estate Shares                Pioneer Investments        PFD
Pioneer Balanced Fund                     Pioneer Investments        PFD
Pioneer Europe Fund                       Pioneer Investments        PFD
Pioneer World Equity Fund                 Pioneer Investments        PFD
Pioneer International Growth Fund         Pioneer Investments        PFD
Pioneer Emerging Markets Fund             Pioneer Investments        PFD
Pioneer Indo-Asia Fund                    Pioneer Investments        PFD
Pioneer Bond Fund                         Pioneer Investments        PFD
Pioneer America Income Trust              Pioneer Investments        PFD
Pioneer Short-Term Income Trust           Pioneer Investments        PFD
Pioneer Tax-Free Income Fund              Pioneer Investments        PFD
Pioneer Intermediate Tax-Free Fund        Pioneer Investments        PFD
Pioneer Cash Reserves Fund                Pioneer Investments        PFD
Pioneer Interest Shares                   Pioneer Investments        Note 2

--------------------------

Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan, sponsored by PFD.

Note 2 This fund is a closed-end investment company.


         Pioneer Investments, the investment adviser to each Portfolio, also manages the investments of certain institutional private accounts. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of June 30, 1998, except Mr. Cogan who then owned approximately 14% of such shares. As of June 30, 1998, the officers and Trustees of the Fund held in the aggregate less than 1% of the outstanding shares of each Portfolio.

         As of June 30, 1998, the following record holder owned substantially all the shares of each Portfolio: Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653.


Compensation of Officers and Trustees

         The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustee's fee to each Trustee who is not affiliated with PGI, Pioneer Investments, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund. In addition, the Fund pays a per meeting fee of $100 to each Trustee who is not affiliated with PGI, Pioneer Investments, PFD or PSC and pays an annual Trustee's fee of $500 plus expenses to each Trustee affiliated with PGI, Pioneer Investments, PFD and PSC. The Fund also pays an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustee's fee, except the Committee Chairperson who receives an annual trustee's fee equal to 20% of the aggregate annual trustee's fee. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receive an annual fee equal to 5% of the annual trustee's fee, except the Committee Chairperson who receives an annual trustee's fee equal to 10% of the annual trustee's fee. Each Trustee who is not affiliated with PGI, Pioneer Investments, PFD or PSC also receives $375 per meeting for attendance at meetings of the Non-Interested Trustees Committee, except for the Committee Chairperson who receives an additional $375 per meeting. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:

                                               Pension or             Total
                                               Retirement          Compensation
                                                Benefits          from Pioneer
                            Aggregate           Accrued as       Family of Funds
                          Compensation            Part of           (including
Name of Trustee          From the Fund*       Fund's Expenses        Fund)**

John F. Cogan, Jr.            $  500                $0               $12,000
Richard H. Egdahl, M.D.       $2,000                 0               $62,000
Marguerite A. Piret           $2,000                 0               $80,000
David D. Tripple*             $  500                 0               $12,000
Stephen K. West               $2,000                 0               $63,800
                              ------                 -               -------
Total                        $7,000                 $0              $229,800
                             ======                                 ========

*    For the fiscal year ended December 31, 1997.
** For the calendar year ended December 31, 1997.

3.       INVESTMENT ADVISER

         As stated in the Prospectus, Pioneer Investments, 60 State Street, Boston, Massachusetts 02109, serves as the investment adviser to each Portfolio. Each of the Fund's management contracts is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. Each contract terminates if assigned and may be terminated with respect to one or more Portfolios without penalty by either party or a majority of the affected Portfolio's outstanding voting securities and the giving of 60 days' written notice.

         As compensation for the management services and expenses incurred, Pioneer is entitled to management fees at the annual rate of the applicable Portfolio's average daily net assets set forth below.

                                                        Management Fee as a
                                                     Percentage of Portfolio's
Portfolio                                            Average Daily Net Assets


Emerging Markets Portfolio                                    1.15%
International Growth Portfolio                                1.00%
Europe Portfolio                                              1.00%
Real Estate Growth Portfolio  1.00%
Growth Shares Portfolio                                       0.70%
Capital Growth Portfolio                                      0.65%
Growth and Income Portfolio                                   0.65%
Equity-Income Portfolio                                       0.65%
Balanced Portfolio                                            0.65%
Swiss Franc Bond Portfolio                                    0.65%
America Income Portfolio                                      0.55%
Money Market Portfolio                                        0.50%

         The above management fees are normally computed daily and paid monthly in arrears. Pioneer Investments has voluntarily agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to limit certain other expenses of the Portfolios to the extent necessary to reduce expenses to a specified percentage of average daily net assets, as indicated below. As of the date of this Statement of Additional Information, expense limitations are in effect for Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio. Pioneer Investments is waiving all or a portion of its management fees for International Growth Portfolio, Real Estate Growth Portfolio and Swiss Franc Bond Portfolio. Other Expenses may be reduced, as necessary for International Growth Portfolio and Swiss Franc Bond Portfolio. Any such arrangements may be revised or terminated by Pioneer Investments at any time without notice.


                                              Percentage of Portfolio's
Portfolio                                     Average Daily Net Assets


Emerging Markets Portfolio                            1.75%
International Growth Portfolio                        1.50%
Europe Portfolio                                      1.50%

Growth Shares Portfolio                               1.25%
Growth and Income Portfolio                           1.25%
Real Estate Growth Portfolio                          1.25%
Swiss Franc Bond Portfolio                            1.25%
America Income Portfolio                              1.25%
Money Market Portfolio                                1.00%

         For the fiscal years ended December 31, 1995, 1996 and 1997 the Portfolios incurred or would have incurred the following management fees had the expense limitation agreements described above (if applicable) not been in place:

                                          1995           1996           1997
                                          ----           ------         ----
    Emerging Markets Portfolio             N/A            N/A           N/A
    International Growth Portfolio     $ 8,341        $ 128,708      $399,296
    Europe Portfolio                       N/A            N/A           N/A
    Capital Growth Portfolio           $17,739        $ 178,068      $498,117
    Growth and Income Portfolio            N/A            N/A        $  1,791
    Real Estate Growth Portfolio       $ 1,879        $ 29,633       $253,190
    Growth Shares Portfolio                N/A            N/A        $  1,995
    Equity-Income Portfolio            $10,878        $161,879       $536,869
    Balanced Portfolio                 $ 3,924        $ 52,926       $187,536
    America Income Portfolio             3,861        $ 23,307       $ 49,978
    Swiss Franc Bond Portfolio         $   127        $ 33,183       $114,187
    Money Market Portfolio             $ 4,972        $ 42,001       $ 62,428

         Real Estate Growth Portfolio Subadviser. Boston Financial Securities, Inc. ("BFS"), 101 Arch Street, Boston, Massachusetts 02110, serves as the Real Estate Growth Portfolio's subadviser. The subadvisory agreement among the Portfolio, Pioneer Investments and BFS is renewable annually by the vote of a majority of the Board of Trustees of the Portfolio (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by any party by vote of its Board of Directors or Trustees, as the case may be, or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its subadvisory services, Pioneeer pays BFS a subadvisory fee equal to 0.30% per annum of the Real Estate Growth Portfolio's average daily net assets. The fee is normally computed daily and paid monthly. The subadvisory fee payable by PMC to BFS will be reduced proportionally to the extent that the management fee paid by the Portfolio to PMC is reduced under Pioneer Investments' voluntary expense limitation agreement or to the extent that Pioneer Investments, after written notice to BFS, elects to utilize a portion of the management fees paid to Pioneer Investments by the Portfolio to make payments to third parties.

         As of December 31, 1997, the following individuals owned beneficially more than 10% of the outstanding common stock of BFS: Randolph G. Hawthorne (11.45%), Fred N. Pratt, Jr. (13.42%), William B. Haynsworth (11.53%). The address for each of these individuals is BFS, 101 Arch Street, Boston, Massachusetts 02110.

4.       PRINCIPAL UNDERWRITER

         Pioneer  Funds  Distributor,  Inc.(PFD)  ,  60  State  Street,  Boston,
Massachusetts 02109, serves as the principal underwriter for the Fund in connection with the continuous offering of shares of the Portfolios. The Fund will not generally issue shares for consideration other than cash. At the Fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

         The redemption price of shares of beneficial interest of a Portfolio may, at Pioneer Investments' discretion, be paid in cash or portfolio securities. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the Portfolio's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the Fund will pay a distribution fee at the annual rate of up to 0.25% of the Fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the Fund. The Fund has not adopted a plan of distribution with respect to its Class I shares.

         In accordance with the terms of the plan of distribution, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of reimbursement or compensation the plan of distribution provides.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the Fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribtuion may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the Fund. The plan of distribution will automatically terminate in the event of its assignment (as defined in the 1940 Act).

5.       CUSTODIAN

         Brown Brothers Harriman & Co. 40 Water Street, Boston, Massachusetts 02109 is the custodian (the "Custodian") of each Portfolio's assets. The Custodian's responsibilities include safekeeping and controlling each Portfolio's cash and securities in the United States as well as in foreign countries, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolio's investments. The Custodian fulfills its function in foreign countries through a network of subcustodian banks located around the world (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Portfolios and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies and Restrictions."

         The Custodian does not determine the investment policies of any Portfolio or decide which securities it will buy or sell. Each Portfolio may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the United States or in recognized central depositories in foreign countries. The Trustees periodically review and approve the continuations of its international subcustodian arrangements.

6.       INDEPENDENT PUBLIC ACCOUNTANT

         Arthur Andersen LLP, 225 Franklin Street, Boston, MA 02110, is the Fund's independent public accountant, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

7.       PORTFOLIO TRANSACTIONS

Money Market Portfolio

         Pioneer Investments intends to fully manage Money Market Portfolio by buying and selling securities, as well as holding securities to maturity. In managing Pioneer Money Market Portfolio, Pioneer Investments seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

         (1) shortening the average maturity of the Portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

         (2) lengthening the average maturity of the Portfolio in anticipation of a decline in interest rates so as to maximize yield;

         (3) selling one type of debt security and buying another when disparities arise in the relative values of each; and

         (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

All Portfolios

         All orders for the purchase or sale of portfolio securities are placed on behalf of a Portfolio by Pioneer Investments pursuant to authority contained in the Management Contracts. The primary consideration in placing portfolio security transactions is execution at the most favorable prices. In selecting broker-dealers, Pioneer Investments will consider various relevant factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any broker-dealer spreads. Most transactions in foreign equity securities are executed by broker-dealers in foreign countries in which commission rates are fixed and, therefore, are not negotiable (as such rates are in the United States) and are generally higher than in the United States. In addition, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers.

         The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. Pioneer Investments attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Portfolios. Pioneer Investments normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.

         Pioneer Investments may select broker-dealers which provide brokerage and/or research services to the Portfolios and/or other investment companies or other accounts managed by Pioneer Investments. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, a Portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts; comparative fund statistics and credit rating service information and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer Investments maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Portfolios and other investment companies or accounts managed by Pioneer Investments are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to Pioneer Investments in rendering investment management services to a Portfolio as well as to other investment companies or accounts managed by Pioneer Investments, although not all of such research may be useful to the Portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer Investments in carrying out its obligations to a Portfolio. The receipt of such research has not reduced Pioneer Investments' normal independent research activities; however, it enables Pioneer Investments to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of other investment companies or accounts managed by Pioneer Investments. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of such investment companies and accounts

         In addition to serving as investment adviser to the Portfolios, Pioneer Investments acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Portfolios. As such, securities may meet investment objectives of a Portfolio, such other funds and such private accounts. In such cases, the decision to recommend purchases for one Portfolio, fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each Portfolio, fund or account presently has in a particular industry or country and the availability of investment funds in each Portfolio, fund or account.

         It is possible that, at times, identical securities will be held by more than one Portfolio, fund and/or account. However, positions in the same issue may vary and the length of time that any Portfolio, fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that a Portfolio, another fund in the Pioneer group or a private account managed by Pioneer Investments may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, a Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer Investments decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one Portfolio or account, the resulting participation in volume transactions could produce better executions for a Portfolio or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Trustees periodically review Pioneer Investments' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios.

         For the fiscal periods ended December 31, 1996 and December 31, 1997, the Portfolios paid or owed aggregate brokerage commissions as follows:

                         Aggregate Brokerage Commissions

                                                      1996             1997
                                                                       ----
Emerging Markets Portfolio                             N/A              N/A
International Growth Portfolio                    $104,003         $420,962
Europe Portfolio                                       N/A              N/A
Capital Growth Portfolio                          $112,179         $213,767
Growth Shares Portfolio                                N/A         $  3, 795
Real Estate Growth Portfolio                      $ 22,788         $ 76,336
Growth & Income Portfolio                              N/A         $  2,460
Equity-Income Portfolio                           $ 45,921         $ 84,245
Balanced Portfolio                                $ 16 275         $ 35,766
America Income Portfolio                          $      0         $      0
Swiss Franc Bond Portfolio                        $      0         $      0
Money Market Portfolio                            $      0         $      0

         Differences in brokerage commissions reflected above were due to increased Portfolio activity and changes in net assets as a result of shareholder transactions throughout the respective periods.

8.       TAX STATUS

         Each Portfolio is treated as a separate entity for federal income tax purposes. It is each Portfolio's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of a Portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a Portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it earns, the Portfolio will be relieved of the necessity of paying federal income tax.

         In order to qualify as a regulated investment company under Subchapter M, a Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, income a Portfolio earns from equity interests in certain entities that are not treated as corporations (e.g., are treated as partnerships or trusts) for U.S. tax purposes will generally have the same character for the Portfolio as in the hands of such entities; consequently, a Portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

         As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the Portfolios as assets of the related separate accounts and, among other things, limit the extent to which the assets of a Portfolio may be represented by any one, two, three or four investments. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, whether received in cash or reinvested in additional shares, are treated as capital gains for federal income tax purposes without regard to the length of time shares of the Portfolio have been held.

         Any dividend declared by a Portfolio in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options or futures contracts with respect to stock or securities) may need to be limited in order to enable the Portfolio to satisfy the 90% income test If the net foreign exchange loss for a year were to exceed a Portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Portfolio or its shareholders in future years.

         If a Portfolio acquires any equity interest (under proposed regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents, royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the applicable Portfolio to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Emerging Markets Portfolio, Europe Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio and Equity-Income Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. International Growth Portfolio may hold such securities only as a result of credit quality downgrades. Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolios. Tax rules are not entirely clear about issues such as when a Portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income tax.

         If a Portfolio invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Portfolio must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income tax. Therefore, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Portfolio and therefore are not expected to be distributed as such to shareholders. At December 31, 1997, America Income Portfolio had aggregate capital loss carryforwards of $67,031 which will expire in 2004 if not utilized and Swiss Franc Bond Portfolio had aggregate capital loss carryforwards of $5,280 which will expire in 2005 if not utilized. As of December 31, 1997, International Growth Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, and Money Market Portfolio had no capital loss carryforwards.

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the federal tax basis of the shares acquired in the other investments.

         Options written or purchased and futures contracts entered into by a Portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization as long-term or short-term of some capital gains and losses realized by the Portfolios. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and may accordingly produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a Portfolio's income and losses and hence of its distributions to shareholders.

         Each Portfolio that may invest in foreign countries may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Portfolios do not expect to pass through to their shareholders their pro rata shares of qualified foreign taxes paid by the Portfolios.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts held by trustees of qualified pension or retirement plans. These shareholders should consult their tax advisers for more information.

         If, as anticipated, each Portfolio continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

         The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

9.       DESCRIPTION OF SHARES

         The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of 12 Portfolios. The Trustees may establish additional portfolios of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class I and Class II shares. Each share of a class of a Portfolio represents an equal proportionate interest in the Portfolio allocable to that class. The shares of each class of a Portfolio participate equally in the earnings, dividends and assets of the Portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all Portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a Portfolio, shareholders of each class of the Portfolio are entitled to share pro rata in the Portfolio's net assets available allocable to such class for distribution to shareholders.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.

         The rights, if any, of Variable Contract holders to vote the shares of a Portfolio are governed by the relevant Variable Contract. For information on such voting rights, see the prospectus describing such Variable Contract.

10.  CERTAIN LIABILITIES

         As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated September 16, 1994, as amended January 25, 1995. A copy of the Fund's Certificate of Trust, also dated September 16, 1994, as amended February 3, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of a Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Fund's shareholders could be subject to personal liability.

         To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund or Portfolio property of any shareholders held personally liable for any obligations of the Fund or of such Portfolio and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a Fund shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Portfolio is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law;
(2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Portfolio itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund or any Portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

11.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of a Portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a Portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No Portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the Portfolio become effective and no shares of the Portfolio are tendered for redemption.

         The net asset value per share of each class of a Portfolio is computed by taking the value of all of the Portfolio's assets attributable to a class less the Portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a Portfolio are accrued daily.

Money Market Portfolio

         Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

         In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

         The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the Portfolio must adhere to certain conditions which are described in detail in the Prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the Portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the Portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

All Other Portfolios

         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Trust's Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board.

12.      INVESTMENT RESULTS

         Each Portfolio's average annual total return quotations and yield quotations for each class as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of a Portfolio may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. In addition, the performance of a Portfolio may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Portfolio is listed in such publications) or used for comparisons, as well as performance listings and rankings from various other sources including CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Block Carre and Co., Lipper Analytical Services, Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to Fund shareholders.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         One of the primary methods used to measure the performance of a class of a Portfolio is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of a Portfolio, over any period up to the lifetime of that class of the Portfolio. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will not be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in a class of a Portfolio since the inception of that class of the Portfolio.

Standardized Average Annual Total Return Quotations

         Average annual total return quotations for each class of shares of the Portfolios are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:
                                  n
                            P(1+T)  =  ERV

Where:            P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value of the hypothetical
                                    $1000 initial payment made at the beginning of the designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by a Portfolio are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the class's mean account size.

Standardized Yield Quotations

         The yield of a Portfolio is computed by dividing the Portfolio's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Portfolio on the last day of such base period in accordance with the following formula:

                                 a-b       6
                  YIELD = 2[  ( ------  +1) -1]
                                  cd

Where:            a        =        interest earned during the period

                  b        =        net expenses accrued for the period

                  c                 =  the  average   daily   number  of  shares
                                    outstanding during the period that were entitled to receive dividends

                  d        =        the maximum offering price per share on the
                                    last day of the period


For purposes of calculating interest earned on debt obligations as provided in item "a" above:

                   (i) The yield to maturity of each obligation held by the Portfolio is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

                  (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30-day base period.

                 (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

                  (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), each Portfolio accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, a Portfolio may elect (i) to amortize the discount or premium on a remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

         For purposes of computing a Portfolio's yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation held by the Portfolio each day that the obligation is held by the Portfolio.

Yield Quotations for Money Market Portfolio

         Money Market Portfolio's yield quotations are computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share of the Portfolio at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Portfolio, in proportion to the length of the base period and the Portfolio's average account size (with respect to any fees that vary with the size of an account).

         Money Market Portfolio may also advertise quotations of effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

         Effective Yield = (base period return +1) 365/7 - 1

         The Portfolios' average annual total returns for the year ended December 31, 1997 and for the periods from commencement of operations to December 31, 1997 are as follows:

                                                  Average Annual Total Return (%)
                                     One Year    Five Years    Ten Years   Commencement


Emerging Markets Class I *(1)            N/A         N/A          N/A       N/A
International Growth (2)                 4.87        N/A          N/A       8.38
Europe Class I *(1)                      N/A         N/A          N/A       N/A
Capital Growth (2)                     24.69         N/A          N/A      20.04
Growth Shares Class I*(3)                N/A         N/A          N/A       2.27
Real Estate Growth (2)                 21.16         N/A          N/A      25.90
Growth and Income Class I *(3)           N/A         N/A          N/A       5.43
Equity-Income (2)                      35.23         N/A          N/A      25.95
Balanced (2)                           17.62         N/A          N/A      18.61
America Income (2)                      8.44         N/A          N/A       5.39
Swiss Franc Bond (4)                   -6.86         N/A          N/A      -8.05

  * Class II shares effective October 30, 1998
  (1)  Commencement of operations, October 30, 1998
  (2)  Commencement of operations, March 31, 1995.
  (3)  Commencement of operations, October 31, 1997.
  (4)  Commencement of operations, November 1, 1995.

13.      FINANCIAL STATEMENTS


         The Fund's Annual Report, filed with the SEC on March 6, 1998 (Accession No. 0000930709-98-000006), is incorporated by reference into this Statement of Additional Information. The financial statements in the Fund's Annual Report, including the financial highlights, for the period ended December 31, 1997,included or incorporated by reference into the Prospectus and this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

                                   APPENDIX A

           DESCRIPTION OF SHORT-TERM DEBT AND CORPORATE BOND RATINGS1

        MOODY'S INVESTORS SERVICE, INC. SHORT-TERM PRIME RATING SYSTEM -
                       TAXABLE DEBT AND DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S CORPORATE BOND RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments are jeopardized.

PLUS (+) OR MINUS (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

--------
1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION INTERNATIONAL GROWTH AUV

      DATE        INITIAL INVESTMENT      UNIT VALUE       UNITS PURCHASED     INITIAL TOTAL VALUE
     3/1/95           $10,000.00          $ 1.002063          9,979.412              $10,000

      DATE            CUMULATIVE          UNIT VALUE          UNITS HELD           TOTAL VALUE          GUARANTEED MINIMUM
                      INVESTMENT                                                                          DEATH BENEFIT
    12/31/95          $10,000.00          $ 1.093958          9,979.412             $10,917.06              $10,000.00
    12/31/96           10,000.00            1.170756          9,979.412              11,683.46               10,000.00
    12/31/97           10,000.00            1.210842          9,979.412              12,083.49               10,000.00


INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION CAPITAL GROWTH AUV



       DATE        INITIAL INVESTMENT     UNIT VALUE       UNITS PURCHASED       INITIAL TOTAL VALUE
      3/1/95           $10,000.00         $ 1.000038          9,999.620                $10,000

       DATE            CUMULATIVE         UNIT VALUE          UNITS HELD             TOTAL VALUE         GUARANTEED MINIMUM
                       INVESTMENT                                                                           DEATH BENEFIT
     12/31/95          $10,000.00         $ 1.158080         9,999.620               $11,580.36              $10,000.00
     12/31/96           10,000.00           1.313525         9,999.620                13,134.75               10,000.00
     12/31/97           10,000.00           1.615324         9,999.620                16,152.63               10,000.00

INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION GROWTH SHARES AUV


      DATE       INITIAL INVESTMENT       UNIT VALUE         UNITS PURCHASED      INITIAL TOTAL VALUE
    10/31/97         $10,000.00            $1.00000             10,000.00               $10,000

      DATE           CUMULATIVE           UNIT VALUE           UNITS HELD             TOTAL VALUE        GUARANTEED MINIMUM DEATH
                     INVESTMENT                                                                                   BENEFIT
    12/31/97         $10,000.00            $1.020297            10,000.00             $10,202.97                $10,000.00

INVESTMENT ILLUSTRATIONS
TO 12/31/97


Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION REAL ESTATE GROWTH AUV

      DATE       INITIAL INVESTMENT       UNIT VALUE         UNITS PURCHASED     INITIAL TOTAL VALUE
     3/1/95          $10,000.00           $ 1.000227            9,997.731              $10,000


      DATE           CUMULATIVE           UNIT VALUE           UNITS HELD            TOTAL VALUE          GUARANTEED MINIMUM
                     INVESTMENT                                                                             DEATH BENEFIT
    12/31/95         $10,000.00           $ 1.156319            9,997.731             $11,560.57              $10,000.00
    12/31/96          10,000.00             1.547672            9,997.731              15,473.21               10,000.00
    12/31/97          10,000.00             1.849418            9,997.731              18,489.98               10,000.00

INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION GROWTH AND INCOME AUV


      DATE        INITIAL INVESTMENT      UNIT VALUE       UNITS PURCHASED      INITIAL TOTAL VALUE
    10/31/97          $10,000.00          $ 1.00000           10,000.00             $10,000.00

      DATE            CUMULATIVE          UNIT VALUE          UNITS HELD            TOTAL VALUE          GUARANTEED MINIMUM
                      INVESTMENT                                                                           DEATH BENEFIT
    12/31/97          $10,000.00          $ 1.052518          10,000.00             $10,525.18               $10,000.00


INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION EQUITY INCOME AUV

     DATE       INITIAL INVESTMENT     UNIT VALUE        UNITS PURCHASED     INITIAL TOTAL VALUE
    3/1/95          $10,000.00         $ 1.000037           9,999.630              $10,000

     DATE           CUMULATIVE         UNIT VALUE          UNITS HELD            TOTAL VALUE        GUARANTEED MINIMUM DEATH
                    INVESTMENT                                                                              BENEFIT
   12/31/95         $10,000.00         $ 1.222215           9,999.630            $12,221.70               $10,000.00
   12/31/96          10,000.00           1.388129          9,999.630              13,880.78                10,000.00
   12/31/97          10,000.00           1.851384          9,999.630              18,513.15                10,000.00

INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION BALANCED AUV


      DATE       INITIAL INVESTMENT     UNIT VALUE       UNITS PURCHASED      INITIAL TOTAL VALUE
     3/1/95          $10,000.00         $ 0.975073          10,255.642              $10,000

      DATE           CUMULATIVE         UNIT VALUE          UNITS HELD            TOTAL VALUE       GUARANTEED MINIMUM DEATH
                     INVESTMENT                                                                              BENEFIT
    12/31/95         $10,000.00         $ 1.164800         10,255.642            $11,945.77               $10,000.00
    12/31/96          10,000.00           1.312218         10,255.642              13,457.64                10,000.00
    12/31/97          10,000.00           1.516084         10,255.642              15,548.41                10,000.00


INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION SWISS FRANC AUV

      DATE        INITIAL INVESTMENT      UNIT VALUE       UNITS PURCHASED      INITIAL TOTAL VALUE
     11/1/95          $10,000.00          $ 1.000000          10,000.000              $10,000

      DATE            CUMULATIVE          UNIT VALUE          UNITS HELD            TOTAL VALUE          GUARANTEED MINIMUM
                      INVESTMENT                                                                           DEATH BENEFIT
    12/31/95          $10,000.00          $ 1.001476         10,000.000            $10,014.76               $10,000.00
    12/31/96           10,000.00            0.880598         10,000.000              8,805.98                10,000.00
    12/31/97           10,000.00            0.808274         10,000.000              8,082.74                10,000.00


INVESTMENT ILLUSTRATIONS
TO 12/31/97


Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION AMERICA INCOME AUV

      DATE        INITIAL INVESTMENT      UNIT VALUE       UNITS PURCHASED      INITIAL TOTAL VALUE
     3/1/95           $10,000.00          $ 0.996465          10,035.475              $10,000


      DATE            CUMULATIVE          UNIT VALUE          UNITS HELD            TOTAL VALUE          GUARANTEED MINIMUM
                      INVESTMENT                                                                           DEATH BENEFIT

    12/31/95          $10,000.00          $ 1.043081         10,035.475            $10,467.81               $10,000.00
    12/31/96           10,000.00            1.041725         10,035.475             10,454.21               10,000.00
    12/31/97           10,000.00            1.114134         10,035.475             11,180.86                10,000.00


INVESTMENT ILLUSTRATIONS
TO 12/31/97

Note: Illustrations show the value of units held based on $10,000 total value at investment date, but do not account for additional costs of investing.


PIONEER VISION MONEY MARKET AUV

      DATE       INITIAL INVESTMENT       UNIT VALUE         UNITS PURCHASED      INITIAL TOTAL VALUE
     3/1/95          $10,000.00           $ 1.000076            9,999.240               $10,000

      DATE           CUMULATIVE           UNIT VALUE           UNITS HELD             TOTAL VALUE        GUARANTEED MINIMUM DEATH
                     INVESTMENT                                                                                   BENEFIT
    12/31/95         $10,000.00           $ 1.031243            9,999.240             $10,311.65                $10,000.00
    12/31/96          10,000.00             1.062621           9,999.240               10,625.40                 10,000.00
    12/31/97          10,000.00             1.096575           9,999.240               10,964.92                 10,000.00


                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the Fund, do not reflect past performance and do not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange
(NYSE).

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S.
Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The GROWTH INDEX contains stocks with higher price-to-book ratios, and the VALUE INDEX contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX
The MERRILL LYNCH MICRO-CAP INDEX represents the performance of 2,036 stocks ranging in market capitalization from $50 million to $220 million. Index returns are calculated monthly.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")
MSCI's international indices are based on the share prices of approximately 1,700 companies listed on stock exchanges in the 22 countries that make up the MSCI World Index. MSCI's emerging market indices are comprised of approximately 1000 stocks from 26 countries.

Countries in the MSCI EAFE INDEX are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

Countries in the MSCI EMERGING MARKETS FREE INDEX are: Argentina, Brazil, Chile, China Free, Czech Republic, Colombia, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea (at 50%), Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan (at 50%), Thailand Free, Turkey and Venezuela.

6-MONTH CDS
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W. Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30-DAY) TREASURY BILLS
For the U.S. TREASURY BILL INDEX, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
("NAREIT")EQUITY REIT INDEX
All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income.
Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES
The RUSSELL 3000(R) INDEX (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $2.8 billion. The RUSSELL 2500TM INDEX measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $733.4 million, and the largest company in the index has an approximate market capitalization of $2.9 billion. The RUSSELL 2000(R) INDEX measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.1 billion. The RUSSELL 1000(R) INDEX (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $7.6 billion. The smallest company in the index has an approximate market capitalization of $1.1 billion. The RUSSELL MIDCAPTM INDEX measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $8.0 billion.

The Russell indexes are reconstituted annually as of July 1, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The WILSHIRE REAL ESTATE SECURITIES INDEX is a market capitalization weighted index of 120 publicly traded real estate securities, such as REITs, real estate operating companies ("REOCs") and partnerships.

The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous. The companies in the index are 91.66% equity and hybrid REITs and 8.33% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX
The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backward in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER BALANCED FUNDS INDEX
This index represents equally weighted performance, adjusted for capital gains distributions and income dividends, of approximately 30 of the largest funds with a primary objective of conserving principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Sources: Ibbotson Associates, Towers Data Systems, Lipper Analytical Services, Inc. Merrill Lynch and PGI

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                    BARRA          BARRA        Merrill Lynch
                 500        Industrial        Stock         U.S.          500            500           Micro-Cap
                             Average          Index       Inflation      Growth         Value            Index
----------------------------------------------------------------------------------------------------------------------
Dec 1925         N/A           N/A             N/A           N/A          N/A            N/A              N/A
Dec 1926        11.62          N/A            0.28          -1.49         N/A            N/A              N/A
Dec 1927        37.49          N/A            22.10         -2.08         N/A            N/A              N/A
Dec 1928        43.61         55.38           39.69         -0.97         N/A            N/A              N/A
Dec 1929        -8.42         -13.64         -51.36         0.20          N/A            N/A              N/A
Dec 1930        -24.90        -30.22         -38.15         -6.03         N/A            N/A              N/A
Dec 1931        -43.34        -49.02         -49.75         -9.52         N/A            N/A              N/A
Dec 1932        -8.19         -16.88          -5.39        -10.30         N/A            N/A              N/A
Dec 1933        53.99         73.72          142.87         0.51          N/A            N/A              N/A
Dec 1934        -1.44          8.08           24.22         2.03          N/A            N/A              N/A
Dec 1935        47.67         43.77           40.19         2.99          N/A            N/A              N/A
Dec 1936        33.92         30.23           64.80         1.21          N/A            N/A              N/A
Dec 1937        -35.03        -28.88         -58.01         3.10          N/A            N/A              N/A
Dec 1938        31.12         33.16           32.80         -2.78         N/A            N/A              N/A
Dec 1939        -0.41          1.31           0.35          -0.48         N/A            N/A              N/A
Dec 1940        -9.78         -7.96           -5.16         0.96          N/A            N/A              N/A
Dec 1941        -11.59        -9.88           -9.00         9.72          N/A            N/A              N/A
Dec 1942        20.34         14.13           44.51         9.29          N/A            N/A              N/A
Dec 1943        25.90         19.06           88.37         3.16          N/A            N/A              N/A
Dec 1944        19.75         17.19           53.72         2.11          N/A            N/A              N/A
Dec 1945        36.44         31.60           73.61         2.25          N/A            N/A              N/A
Dec 1946        -8.07         -4.40          -11.63         18.16         N/A            N/A              N/A
Dec 1947         5.71          7.61           0.92          9.01          N/A            N/A              N/A
Dec 1948         5.50          4.27           -2.11         2.71          N/A            N/A              N/A
Dec 1949        18.79         20.92           19.75         -1.80         N/A            N/A              N/A
Dec 1950        31.71         26.40           38.75         5.79          N/A            N/A              N/A
Dec 1951        24.02         21.77           7.80          5.87          N/A            N/A              N/A
Dec 1952        18.37         14.58           3.03          0.88          N/A            N/A              N/A
Dec 1953        -0.99          2.02           -6.49         0.62          N/A            N/A              N/A
Dec 1954        52.62         51.25           60.58         -0.50         N/A            N/A              N/A
Dec 1955        31.56         26.58           20.44         0.37          N/A            N/A              N/A
Dec 1956         6.56          7.10           4.28          2.86          N/A            N/A              N/A
Dec 1957        -10.78        -8.63          -14.57         3.02          N/A            N/A              N/A
Dec 1958        43.36         39.31           64.89         1.76          N/A            N/A              N/A
Dec 1959        11.96         20.21           16.40         1.50          N/A            N/A              N/A
Dec 1960         0.47         -6.14           -3.29         1.48          N/A            N/A              N/A
Dec 1961        26.89         22.60           32.09         0.67          N/A            N/A              N/A
Dec 1962        -8.73         -7.43          -11.90         1.22          N/A            N/A              N/A
Dec 1963        22.80         20.83           23.57         1.65          N/A            N/A              N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               Dow                                        S&P/          S&P/
                 S&P          Jones        U.S. Small                  BARRA 500        BARRA        Merrill Lynch
                 500        Industrial        Stock         U.S.         Growth          500           Micro-Cap
                             Average          Index       Inflation                     Value            Index
----------------------------------------------------------------------------------------------------------------------
Dec 1964        16.48         18.85           23.52         1.19          N/A            N/A              N/A
Dec 1965        12.45         14.39           41.75         1.92          N/A            N/A              N/A
Dec 1966        -10.06        -15.78          -7.01         3.35          N/A            N/A              N/A
Dec 1967        23.98         19.16           83.57         3.04          N/A            N/A              N/A
Dec 1968        11.06          7.93           35.97         4.72          N/A            N/A              N/A
Dec 1969        -8.50         -11.78         -25.05         6.11          N/A            N/A              N/A
Dec 1970         4.01          9.21          -17.43         5.49          N/A            N/A              N/A
Dec 1971        14.31          9.83           16.50         3.36          N/A            N/A              N/A
Dec 1972        18.98         18.48           4.43          3.41          N/A            N/A              N/A
Dec 1973        -14.66        -13.28         -30.90         8.80          N/A            N/A              N/A
Dec 1974        -26.47        -23.58         -19.95         12.20         N/A            N/A              N/A
Dec 1975        37.20         44.75           52.82         7.01         31.72          43.38             N/A
Dec 1976        23.84         22.82           57.38         4.81         13.84          34.93             N/A
Dec 1977        -7.18         -12.84          25.38         6.77         -11.82         -2.57             N/A
Dec 1978         6.56          2.79           23.46         9.03          6.78          6.16             27.76
Dec 1979        18.44         10.55           43.46         13.31        15.72          21.16            43.18
Dec 1980        32.42         22.17           39.88         12.40        39.40          23.59            32.32
Dec 1981        -4.91         -3.57           13.88         8.94         -9.81          0.02              9.18
Dec 1982        21.41         27.11           28.01         3.87         22.03          21.04            33.62
Dec 1983        22.51         25.97           39.67         3.80         16.24          28.89            42.44
Dec 1984         6.27          1.31           -6.67         3.95          2.33          10.52            -14.97
Dec 1985        32.16         33.55           24.66         3.77         33.31          29.68            22.89
Dec 1986        18.47         27.10           6.85          1.13         14.50          21.67             3.45
Dec 1987         5.23          5.48           -9.30         4.41          6.50          3.68             -13.84
Dec 1988        16.81         16.14           22.87         4.42         11.95          21.67            22.76
Dec 1989        31.49         32.19           10.18         4.65         36.40          26.13             8.06
Dec 1990        -3.17         -0.56          -21.56         6.11          0.20          -6.85            -29.55
Dec 1991        30.55         24.19           44.63         3.06         38.37          22.56            57.44
Dec 1992         7.67          7.41           23.35         2.90          5.07          10.53            36.62
Dec 1993         9.99         16.94           20.98         2.75          1.68          18.60            31.32
Dec 1994         1.31          5.06           3.11          2.67          3.13          -0.64             1.81
Dec 1995        37.43         36.84           34.46         2.54         38.13          36.99            30.70
Dec 1996        23.07         28.84           17.62         3.32         23.96          21.99            13.88
Dec 1997        33.36         24.88           22.78         1.92         36.52          29.98            24.61


                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)
------------------------------------------------------------------------------------------------------
Dec 1925           N/A             N/A            N/A         N/A           N/A             N/A
Dec 1926          7.77            5.38            N/A         N/A           7.37            3.27
Dec 1927          8.93            4.52            N/A         N/A           7.44            3.12
Dec 1928          0.10            0.92            N/A         N/A           2.84            3.56
Dec 1929          3.42            6.01            N/A         N/A           3.27            4.75
Dec 1930          4.66            6.72            N/A         N/A           7.98            2.41
Dec 1931          -5.31           -2.32           N/A         N/A          -1.85            1.07
Dec 1932          16.84           8.81            N/A         N/A          10.82            0.96
Dec 1933          -0.07           1.83            N/A         N/A          10.38            0.30
Dec 1934          10.03           9.00            N/A         N/A          13.84            0.16
Dec 1935          4.98            7.01            N/A         N/A           9.61            0.17
Dec 1936          7.52            3.06            N/A         N/A           6.74            0.18
Dec 1937          0.23            1.56            N/A         N/A           2.75            0.31
Dec 1938          5.53            6.23            N/A         N/A           6.13           -0.02
Dec 1939          5.94            4.52            N/A         N/A           3.97            0.02
Dec 1940          6.09            2.96            N/A         N/A           3.39            0.00
Dec 1941          0.93            0.50            N/A         N/A           2.73            0.06
Dec 1942          3.22            1.94            N/A         N/A           2.60            0.27
Dec 1943          2.08            2.81            N/A         N/A           2.83            0.35
Dec 1944          2.81            1.80            N/A         N/A           4.73            0.33
Dec 1945          10.73           2.22            N/A         N/A           4.08            0.33
Dec 1946          -0.10           1.00            N/A         N/A           1.72            0.35
Dec 1947          -2.62           0.91            N/A         N/A          -2.34            0.50
Dec 1948          3.40            1.85            N/A         N/A           4.14            0.81
Dec 1949          6.45            2.32            N/A         N/A           3.31            1.10
Dec 1950          0.06            0.70            N/A         N/A           2.12            1.20
Dec 1951          -3.93           0.36            N/A         N/A          -2.69            1.49
Dec 1952          1.16            1.63            N/A         N/A           3.52            1.66
Dec 1953          3.64            3.23            N/A         N/A           3.41            1.82
Dec 1954          7.19            2.68            N/A         N/A           5.39            0.86
Dec 1955          -1.29           -0.65           N/A         N/A           0.48            1.57
Dec 1956          -5.59           -0.42           N/A         N/A          -6.81            2.46
Dec 1957          7.46            7.84            N/A         N/A           8.71            3.14
Dec 1958          -6.09           -1.29           N/A         N/A          -2.22            1.54
Dec 1959          -2.26           -0.39           N/A         N/A          -0.97            2.95
Dec 1960          13.78           11.76           N/A         N/A           9.07            2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                  Long-       Intermediate-      MSCI                      Long-
                  Term          Term U.S.        EAFE         6-         Term U.S.          U.S.
               U.S. Gov't      Government       (Net of      Month       Corporate         T-Bill
                  Bonds           Bonds         Taxes)        CDs          Bonds          (30-Day)
------------------------------------------------------------------------------------------------------
Dec 1961          0.97            1.85            N/A         N/A           4.82            2.13
Dec 1962          6.89            5.56            N/A         N/A           7.95            2.73
Dec 1963          1.21            1.64            N/A         N/A           2.19            3.12
Dec 1964          3.51            4.04            N/A        4.17           4.77            3.54
Dec 1965          0.71            1.02            N/A        4.68          -0.46            3.93
Dec 1966          3.65            4.69            N/A        5.76           0.20            4.76
Dec 1967          -9.18           1.01            N/A        5.47          -4.95            4.21
Dec 1968          -0.26           4.54            N/A        6.45           2.57            5.21
Dec 1969          -5.07           -0.74           N/A        8.70          -8.09            6.58
Dec 1970          12.11           16.86         -11.66       7.06          18.37            6.52
Dec 1971          13.23           8.72           29.59       5.36          11.01            4.39
Dec 1972          5.69            5.16           36.35       5.39           7.26            3.84
Dec 1973          -1.11           4.61          -14.92       8.60           1.14            6.93
Dec 1974          4.35            5.69          -23.16       10.20         -3.06            8.00
Dec 1975          9.20            7.83           35.39       6.51          14.64            5.80
Dec 1976          16.75           12.87          2.54        5.22          18.65            5.08
Dec 1977          -0.69           1.41           18.06       6.11           1.71            5.12
Dec 1978          -1.18           3.49           32.62       10.21         -0.07            7.18
Dec 1979          -1.23           4.09           4.75        11.90         -4.18           10.38
Dec 1980          -3.95           3.91           22.58       12.33         -2.76           11.24
Dec 1981          1.86            9.45           -2.28       15.50         -1.24           14.71
Dec 1982          40.36           29.10          -1.86       12.18         42.56           10.54
Dec 1983          0.65            7.41           23.69       9.65           6.26            8.80
Dec 1984          15.48           14.02          7.38        10.65         16.86            9.85
Dec 1985          30.97           20.33          56.16       7.82          30.09            7.72
Dec 1986          24.53           15.14          69.44       6.30          19.85            6.16
Dec 1987          -2.71           2.90           24.63       6.59          -0.27            5.47
Dec 1988          9.67            6.10           28.27       8.15          10.70            6.35
Dec 1989          18.11           13.29          10.54       8.27          16.23            8.37
Dec 1990          6.18            9.73          -23.45       7.85           6.78            7.81
Dec 1991          19.30           15.46          12.13       4.95          19.89            5.60
Dec 1992          8.05            7.19          -12.17       3.27           9.39            3.51
Dec 1993          18.24           11.24          32.56       2.88          13.19            2.90
Dec 1994          -7.77           -5.14          7.78        5.40          -5.76            3.90
Dec 1995          31.67           16.80          11.21       5.21          27.20            5.60
Dec 1996          -0.93           2.10           6.05        5.21           1.40            5.21
Dec 1997          15.85           8.38           1.78        5.71          12.95            5.26

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   Lipper           MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account
-----------------------------------------------------------------------------------------------------------------------
Dec 1925          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1926          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1927          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1928          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1929          N/A           N/A           N/A            N/A            N/A            N/A              N/A
Dec 1930          N/A           N/A           N/A            N/A            N/A            N/A              5.30
Dec 1931          N/A           N/A           N/A            N/A            N/A            N/A              5.10
Dec 1932          N/A           N/A           N/A            N/A            N/A            N/A              4.10
Dec 1933          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1934          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1935          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1936          N/A           N/A           N/A             N/A            N/A            N/A              3.20
Dec 1937          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1938          N/A           N/A           N/A            N/A            N/A            N/A              3.50
Dec 1939          N/A           N/A           N/A            N/A            N/A            N/A              3.40
Dec 1940          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1941          N/A           N/A           N/A            N/A            N/A            N/A              3.10
Dec 1942          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1943          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1944          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1945          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1946          N/A           N/A           N/A            N/A            N/A            N/A              2.20
Dec 1947          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1948          N/A           N/A           N/A            N/A            N/A            N/A              2.30
Dec 1949          N/A           N/A           N/A            N/A            N/A            N/A              2.40
Dec 1950          N/A           N/A           N/A            N/A            N/A            N/A              2.50
Dec 1951          N/A           N/A           N/A            N/A            N/A            N/A              2.60
Dec 1952          N/A           N/A           N/A            N/A            N/A            N/A              2.70
Dec 1953          N/A           N/A           N/A            N/A            N/A            N/A              2.80
Dec 1954          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1955          N/A           N/A           N/A            N/A            N/A            N/A              2.90
Dec 1956          N/A           N/A           N/A            N/A            N/A            N/A              3.00
Dec 1957          N/A           N/A           N/A            N/A            N/A            N/A              3.30
Dec 1958          N/A           N/A           N/A            N/A            N/A            N/A              3.38
Dec 1959          N/A           N/A           N/A            N/A            N/A            N/A              3.53
Dec 1960          N/A           N/A           N/A            N/A           5.77            N/A              3.86
Dec 1961          N/A           N/A           N/A            N/A           20.59           N/A              3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                 NAREIT                                                   Lipper          MSCI
                 Equity       Russell       Wilshire                     Balanced        Emerging           Bank
                  REIT         2000       Real Estate        S&P           Fund          Markets          Savings
                 Index         Index       Securities        400           Index        Free Index        Account
-----------------------------------------------------------------------------------------------------------------------
Dec 1962          N/A           N/A           N/A            N/A           -6.80           N/A              4.08
Dec 1963          N/A           N/A           N/A            N/A           13.10           N/A              4.17
Dec 1964          N/A           N/A           N/A            N/A           12.36           N/A              4.19
Dec 1965          N/A           N/A           N/A            N/A           9.80            N/A              4.23
Dec 1966          N/A           N/A           N/A            N/A           -5.86           N/A              4.45
Dec 1967          N/A           N/A           N/A            N/A           15.09           N/A              4.67
Dec 1968          N/A           N/A           N/A            N/A           13.97           N/A              4.68
Dec 1969          N/A           N/A           N/A            N/A           -9.01           N/A              4.80
Dec 1970          N/A           N/A           N/A            N/A           5.62            N/A              5.14
Dec 1971          N/A           N/A           N/A            N/A           13.90           N/A              5.30
Dec 1972          8.01          N/A           N/A            N/A           11.13           N/A              5.37
Dec 1973         -15.52         N/A           N/A            N/A          -12.24           N/A              5.51
Dec 1974         -21.40         N/A           N/A            N/A          -18.71           N/A              5.96
Dec 1975         19.30          N/A           N/A            N/A           27.10           N/A              6.21
Dec 1976         47.59          N/A           N/A            N/A           26.03           N/A              6.23
Dec 1977         22.42          N/A           N/A            N/A           -0.72           N/A              6.39
Dec 1978         10.34          N/A          13.04           N/A           4.80            N/A              6.56
Dec 1979         35.86         43.09         70.81           N/A           14.67           N/A              7.29
Dec 1980         24.37         38.58         22.08           N/A           19.70           N/A              8.78
Dec 1981          6.00         2.03           7.18           N/A           1.86            N/A             10.71
Dec 1982         21.60         24.95         24.47          22.68          30.63           N/A             11.19
Dec 1983         30.64         29.13         27.61          26.10          17.44           N/A              9.71
Dec 1984         20.93         -7.30         20.64           1.18          7.46            N/A              9.92
Dec 1985         19.10         31.05         22.20          35.58          29.83           N/A              9.02
Dec 1986         19.16         5.68          20.30          16.21          18.43           N/A              7.84
Dec 1987         -3.64         -8.77         -7.86          -2.03          4.13            N/A              6.92
Dec 1988         13.49         24.89         24.18          20.87          11.18          40.43             7.20
Dec 1989          8.84         16.24          2.37          35.54          19.70          64.96             7.91
Dec 1990         -15.35       -19.51         -33.46         -5.12          0.66           -10.55            7.80
Dec 1991         35.70         46.05         20.03          50.10          25.83          59.91             4.61
Dec 1992         14.59         18.41          7.36          11.91          7.46           11.40             2.89
Dec 1993         19.65         18.91         15.24          13.96          11.95          74.83             2.73
Dec 1994          3.17         -1.82          1.64          -3.57          -2.05          -7.32             4.96
Dec 1995         15.27         28.44         13.65          30.94          24.89          -5.21             5.24
Dec 1996         35.26         16.53         36.87          19.20          13.01           6.03             4.95
Dec 1997         20.29         22.36         19.80          32.26          20.05          -11.59            5.17


                                   APPENDIX C

                            OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

As of December 31, 1997, PMC employed a professional investment staff of 58, with a combined average of 12 years' experience in the financial services industry.

Total  assets  of  all  Pioneer   mutual  funds  at  December  31,  1997,   were
approximately  $19.8  billion   representing   1,177,148   shareholder  accounts
consisting of 791,468 non-retirement accounts and 385,680 retirement accounts.